   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 27, 2001


                                                      REGISTRATION NO. 333-62221
                                                                       811-08981

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 5 TO
                                    FORM S-6


                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2                      /X/

                            ------------------------

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                           (Exact Name of Registrant)

                        EQUITRUST LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            ------------------------

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Address of Principal Executive Office)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):

    / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;


    /X/ ON OCTOBER 1, 2001 PURSUANT TO PARAGRAPH (b) OF RULE 485;


    / /    DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;

    / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.

    TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

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
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                       EQUITRUST LIFE VARIABLE ACCOUNT II

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
    ------------------------------------------------------------------------

                                   PROSPECTUS


                                October 1, 2001



EquiTrust Life Insurance Company is offering a flexible premium variable life insurance policy (the "Policy") described in this Prospectus. EquiTrust ("we," "us" or "our") designed the Policy: (1) to provide insurance protection to age 115; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.



While the Policy is in force, we will pay:



    - death proceeds upon the Insured's death, and


    - a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.


You may allocate net premiums under a Policy to one or more of the Subaccounts of EquiTrust Life Variable Account II (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this Prospectus.



American Century


  VP Ultra Fund
  VP Vista Fund


Dreyfus Variable Investment Fund


  VIF Appreciation Portfolio
  VIF Disciplined Stock Portfolio
  VIF Growth and Income Portfolio
  VIF International Equity Portfolio
  VIF Small Cap Portfolio


Dreyfus Socially Responsible Growth Fund, Inc.


EquiTrust Variable Insurance Series Fund


  Blue Chip Portfolio
  High Grade Bond Portfolio
  High Yield Bond Portfolio
  Managed Portfolio
  Money Market Portfolio
  Value Growth Portfolio


Fidelity Variable Insurance Products Funds


  VIP Contrafund Portfolio
  VIP Growth Portfolio
  VIP Growth & Income Portfolio
  VIP High Income Portfolio
  VIP Index 500 Portfolio
  VIP Mid Cap Portfolio
  VIP Overseas Portfolio


Franklin Templeton Variable Insurance Products Trust


  Franklin Small Cap Fund
  Franklin Value Securities Fund
  Franklin U.S. Government Fund
  Mutual Shares Securities Fund
  Templeton Growth Securities Fund


J.P. Morgan Series Trust II


  Mid-Cap Value Portfolio
  Small Company Portfolio


Summit Pinnacle Series


  NASDAQ-100 Index Portfolio
  Russell 2000 Small Cap Index Portfolio
  S&P MidCap 400 Index Portfolio


T. Rowe Price Equity Series, Inc.


  Equity Income Portfolio
  Mid-Cap Growth Portfolio
  New America Growth Portfolio
  Personal Strategy Balanced Portfolio


T. Rowe Price International Series, Inc.


  International Stock Portfolio


You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.


We do not guarantee the amount and/or duration of insurance coverage under the Policy. Please carefully consider replacing any existing insurance with the Policy. EquiTrust does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.


    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Please read this Prospectus carefully and retain it for future reference.


                                   Issued By:
                        EquiTrust Life Insurance Company
                             5400 University Avenue
                          West Des Moines, Iowa 50266

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TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                   PAGE
                                                              --------------
DEFINITIONS.................................................               3
SUMMARY OF THE POLICY.......................................               5
EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT...              11
      EquiTrust Life Insurance Company......................              11
      IMSA..................................................              11
      The Variable Account..................................              11
      Investment Options....................................              12
      Addition, Deletion or Substitution of Investments.....              18
THE POLICY..................................................              19
      Purchasing the Policy.................................              19
      Premiums..............................................              19
      Examination of Policy (Cancellation Privilege)........              22
      Policy Lapse and Reinstatement........................              22
      Special Transfer Privilege............................              23
POLICY BENEFITS.............................................              23
      Accumulated Value Benefits............................              23
      Transfers.............................................              26
      Loan Benefits.........................................              27
      Death Proceeds........................................              28
      Accelerated Payments of Death Proceeds................              31
      Benefits at Maturity..................................              32
      Payment Options.......................................              32
CHARGES AND DEDUCTIONS......................................              34
      Premium Expense Charge................................              34
      Monthly Deduction.....................................              34
      Transfer Charge.......................................              36
      Partial Withdrawal Fee................................              36
      Surrender Charge......................................              36
      Variable Account Charges..............................              37
THE DECLARED INTEREST OPTION................................              37
      General Description...................................              37
      Declared Interest Option Accumulated Value............              38
      Transfers, Partial Withdrawals, Surrenders and Policy
       Loans................................................              38
GENERAL PROVISIONS..........................................              38
      The Contract..........................................              38
      Incontestability......................................              39
      Change of Provisions..................................              39
      Misstatement of Age or Sex............................              39
      Suicide Exclusion.....................................              39
      Annual Report.........................................              39
      Non-Participation.....................................              40
      Ownership of Assets...................................              40
      Written Notice........................................              40
      Postponement of Payments..............................              40
      Continuance of Insurance..............................              40
      Ownership.............................................              41
      The Beneficiary.......................................              41
      Changing the Policyowner or Beneficiary...............              41
      Additional Insurance Benefits.........................              41

                                                                   PAGE
                                                              --------------
DISTRIBUTION OF THE POLICIES................................              42
FEDERAL TAX MATTERS.........................................              42
      Introduction..........................................              42
      Tax Status of the Policy..............................              42
      Tax Treatment of Policy Benefits......................              43
      Possible Tax Law Change...............................              45
      Taxation of the Company...............................              45
      Employment-Related Benefit Plans......................              45
ADDITIONAL INFORMATION......................................              45
FINANCIAL STATEMENTS........................................              49
      ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED
       VALUES...............................................    Appendix A-1
      DEATH BENEFIT OPTIONS.................................    Appendix B-1
      MAXIMUM SURRENDER CHARGES.............................    Appendix C-1


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this prospectus. Do not rely on any such other information or representations.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.


BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund.


COMPANY, WE, US, OUR: EquiTrust Life Insurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Company.

FUND: An open-end, diversified management investment company in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.


HOME OFFICE: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266.


INSURED: The person upon whose life the Company issues a Policy.


INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund.


MATURITY DATE: The Insured's Attained Age 115. It is the date when the Policy terminates and the Policy's Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"). After the earlier of the date we receive your signed notice that you received the Policy, or 25 days after the Delivery Date, the Company will allocate this amount, according to the Policyowner's instructions, among the Subaccounts of the Variable Account and the Declared Interest Option.


NET SURRENDER VALUE: The Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the amount withdrawn.

POLICY: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security. Interest on Policy Loans is payable in advance (for the remainder of the Policy Year) upon taking a Policy Loan and upon each Policy Anniversary thereafter (for the following Policy Year) until the Policy Loan is repaid.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge during periods when we declare a premium expense charge less than the 7% guaranteed premium expense charge. We may declare a lower percentage of premium expense charge on premiums paid in excess of the Target Premium during a Policy Year. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: EquiTrust Life Variable Account II, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

--------------------------------------------------------------------------------

SUMMARY OF THE POLICY
--------------------------------------------------------------------------------

    The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

    - The Policy is a flexible premium variable life insurance policy providing for:

         -   death proceeds payable to the Beneficiary upon the Insured's death,

         -   the accumulation of Accumulated Value,

         -   withdrawal and surrender options, and

         -   loan privileges.

    - We normally issue a Policy for a minimum Specified Amount of $50,000, but we may issue Policies for lower Specified Amounts.

    - You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY--Premiums.")

    - We do not guarantee the amount and/or duration of the life insurance coverage.


    - Accumulated Value may increase or decrease, depending upon the investment performance of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.


    - If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.


    - You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you received it. We will refund you the greater of:


         -   premiums paid, or

         - the Accumulated Value on the Business Day we receive the Policy plus any charges we deducted. (See "THE POLICY--Examination of Policy (Cancellation Privilege).")

    - See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT


    - The Variable Account has 36 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see "EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT--Investment Options").


    - You may instruct us to allocate Net Premiums and transfer Accumulated Values to any of the Subaccounts.


    -   We will allocate your initial Net Premium to the Declared Interest
        Option.


    - We will automatically allocate, without charge, your Accumulated Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

         (1) the date we receive a signed notice that you have received the Policy, or

         (2)  25 days after the Delivery Date.

    - If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

    - We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

    - You may allocate or transfer all or a portion of the Accumulated Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

    -   You choose when to pay and how much to pay.


    - You must pay an initial premium that, when reduced by the premium expense charge, is enough to pay the first monthly deduction.


    - We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS--Premium Expense Charge.")

POLICY BENEFITS

ACCUMULATED VALUE BENEFITS (SEE "POLICY BENEFITS--ACCUMULATED VALUE BENEFITS.")

    - Your Policy provides for an Accumulated Value. A Policy's Accumulated Value varies to reflect:

         -   the amount and frequency of premium payments,


         -   the investment performance of the Subaccounts,


         -   interest earned on Accumulated Value in the Declared Interest
             Option,

         -   Policy Loans,

         -   partial withdrawals and

         -   charges we assess under the Policy.

    -   You may fully surrender your Policy and receive the Net Accumulated
        Value.

    - You may obtain a partial withdrawal of your Net Accumulated Value (minimum $500) at any time before the Maturity Date.

    - A partial withdrawal or surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS".)

TRANSFERS (SEE "POLICY BENEFITS--TRANSFERS.")

    - You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

    - You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.

    - The first transfer in a Policy Year is free. We may deduct a $25 charge from the amount transferred on subsequent transfers in that Policy Year.


    - We do not count certain transfers for purposes of the one free transfer limit. (See "THE POLICY--Special Transfer Privilege"; and "THE POLICY--Premiums--Allocating of Net Premiums.")

LOANS (SEE POLICY BENEFITS--"LOAN BENEFITS.")

    - You may borrow up to 90% of the Policy's Accumulated Value, less any previously outstanding Policy Debt.

    - We charge you a maximum annual interest rate equal to the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Services, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%.

    - We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan. We credit this amount with an effective annual rate of interest equal to the greater of 4% or the current effective loan interest rate minus no more than 3%.

    - Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

DEATH PROCEEDS (SEE "POLICY BENEFITS--DEATH PROCEEDS.")

    -   The Policy contains two death benefit options:

         - Option A--the death benefit is the greater of the sum of the Specified Amount and the Policy's Accumulated Value, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

         - Option B--the death benefit is the greater of the Specified Amount, or the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

    - Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

    - To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

    -   You may change the Specified Amount or the death benefit option.

CHARGES (SEE "CHARGES AND DEDUCTIONS")

PREMIUM EXPENSE CHARGE

    - We deduct a Premium Expense Charge equal to a maximum of 7% of each premium up to the Target Premium, and 2% of each Premium in excess of the Target Premium. The remaining amount is the Net Premium.

ACCUMULATED VALUE CHARGES

    - Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

         -   a cost of insurance charge,

         -   the cost of any additional insurance benefits added by rider, and

         -   a $5 policy expense charge.


    - During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge of $0.05 per $1,000 of Specified Amount or Specified Amount increase.



    - We also apply a $5 first year monthly expense charge during the first 12 Policy Months.



    - Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn.

    - Upon surrender of a Policy during the first six Policy years, as well as during the first six Policy years following an increase in Specifed Amount, we apply a charge per $1,000 of Specifed Amount which varies by age, sex, underwriting class and Policy Year (see "APPENDIX C--Maximum Surrender Charges").


    - We may deduct a $25 charge from the amount transferred on the second and subsequent transfers in a Policy Year.

CHARGES AGAINST THE VARIABLE ACCOUNT


    - We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge currently equals an effective annual rate of .90%.


    - We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.

    - Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The following table indicates the Investment Options' fees and expenses (after waivers or reimbursements) for the year ended December 31, 2000. There were no waivers or reimbursements effected during the 2000 fiscal year.

ANNUAL INVESTMENT OPTION EXPENSES (as a percentage of average net assets after waivers or reimbursements)



                                                 ADVISORY    OTHER      12B-1         TOTAL
INVESTMENT OPTION                                  FEE      EXPENSES     FEE         EXPENSES
American Century
  VP Ultra Fund                                   1.00%      0.00%      0.00%         1.00%(1)
  VP Vista Fund                                   1.00%      0.00%      0.00%         1.00%(1)
Dreyfus
  VIF Appreciation Portfolio -- Initial Share
  Class                                           0.75%      0.03%      0.00%         0.78%
  VIF Disciplined Stock Portfolio -- Initial
  Share Class                                     0.75%      0.06%      0.00%         0.81%
  VIF Growth and Income Portfolio -- Initial
  Share Class                                     0.75%      0.03%      0.00%         0.78%
  VIF International Equity Portfolio -- Initial
  Share Class                                     0.75%      0.24%      0.00%         0.99%
  VIF Small Cap Portfolio -- Initial Share
  Class                                           0.75%      0.03%      0.00%         0.78%
  Dreyfus Socially Responsible Growth Fund,
  Inc. -- Service Share Class                     0.75%      0.03%      0.25%         1.03%
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio                             0.20%      0.07%      0.00%         0.27%
  High Grade Bond Portfolio                       0.30%      0.15%      0.00%         0.45%
  High Yield Bond Portfolio                       0.45%      0.14%      0.00%         0.59%
  Managed Portfolio                               0.45%      0.11%      0.00%         0.56%
  Money Market Portfolio                          0.25%      0.25%      0.00%         0.50%
  Value Growth Portfolio                          0.45%      0.12%      0.00%         0.57%
Fidelity Variable Insurance Products Funds
  VIP Contrafund Portfolio                        0.57%      0.09%      0.00%         0.66%(2)
  VIP Growth & Income Portfolio                   0.53%      0.05%      0.00%         0.58%(2)
  VIP Growth Portfolio                            0.57%      0.08%      0.00%         0.65%(2)
  VIP High Income Portfolio                       0.58%      0.18%      0.25%         1.01%
  VIP Index 500 Portfolio                         0.24%      0.04%      0.00%         0.28%(3)
  VIP Mid Cap Portfolio                           0.57%      0.17%      0.25%         0.99%
  VIP Overseas Portfolio                          0.72%      0.17%      0.00%         0.89%(2)
Franklin Templeton
  Franklin Small Cap Fund -- Class 2              0.49%      0.28%      0.25%         1.02%(4)(6)
  Franklin Value Securities Fund -- Class 2       0.58%      0.26%      0.25%         1.09%(4)
  Franklin U.S. Government Fund -- Class 2        0.51%      0.01%      0.25%         0.77%(5)
  Mutual Shares Securities Fund Fund --
  Class 2                                         0.60%      0.20%      0.25%         1.05%
  Templeton Growth Securities Fund -- Class 2     0.81%      0.06%      0.25%         1.12%(5)
J.P. Morgan Series Trust II
  Mid-Cap Value Portfolio                         0.70%      0.55%      0.00%         1.25%(7)(8)
  Small Company Portfolio                         0.60%      0.55%      0.00%         1.15%(8)
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio                      0.35%      0.29%      0.00%         0.64%(9)(10)
  Russell 2000 Small Cap Index Portfolio          0.35%      0.39%      0.00%         0.74%(9)(10)
  S&P MidCap 400 Index Portfolio                  0.30%      0.30%      0.00%         0.60%(9)
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                         0.85%      0.00%      0.00%         0.85%(11)
  Mid-Cap Growth Portfolio                        0.85%      0.00%      0.00%         0.85%(11)
  New America Growth Portfolio                    0.85%      0.00%      0.00%         0.85%(11)
  Personal Strategy Balanced Portfolio            0.90%      0.00%      0.00%         0.90%(11)
T. Rowe Price International Series, Inc.
  International Stock Portfolio                   1.05%      0.00%      0.00%         1.05%(11)

(1) The Fund's inception date was May 1, 2001; therefore, the expense information shown does not include estimated figures for "other expenses."



(2) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.



(3) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Absent this reimbursement, the total annual class operating expenses were 0.33%. This arrangement may be discontinued by the Fund's manager at any time.



(4) For the Franklin Small Cap and Franklin Value Securities Funds, the manager has agreed in advance to make estimated reductions of 0.04% and 0.02%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order of the SEC. Absent these reductions, the total Investment Option operating expenses presented in the preceding table would have been 1.06% and 1.11%, respectively.



(5) The Fund's administration fee is paid indirectly through the management fee.



(6) Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective
May 1, 2000.



(7) The Fund's inception date was September 30, 2001; therefore, the expense information shown is based on estimated amounts for the current fiscal year.



(8) Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, has voluntarily agreed to reimburse certain expenses if they exceed a certain level. Absent this reimbursement, the total annual operating expenses would have been:
Mid-Cap Value 1.62% (estimated) and Small Company 1.32%.



(9) Total expenses in excess of 0.75% for the Russell 2000 Small Cap Index Portfolio, in excess of 0.65% for the NASDAQ-100 Index Portfolio and in excess of 0.60% for the S&P MidCap 400 Index Portfolio are paid by the Fund's adviser.



(10) The NASDAQ-100 Index and Russell 2000 Small Cap Index Portfolios commenced operations on April 27, 2000; therefore, the total operating expense figures are annualized.



(11) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and other operating costs.

OTHER POLICIES

    - We offer other variable life insurance policies that invest in the same Investment Options of the Funds. These policies may have different charges that could affect Subaccount performance, and may offer different benefits more suitable to your needs. You may contact us to obtain more information about these policies.

TAX TREATMENT (SEE "FEDERAL TAX MATTERS")

    - If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

    - If we issue a Policy on a substandard basis, it is not clear whether or not the Policy would qualify as a life insurance contract for federal income tax purposes.

    - If a Policy qualifies as a life insurance contract for federal income tax purposes, the Accumulated Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy--the Policyowner is generally not deemed to be in constructive receipt of Accumulated Values under a Policy until there is a distribution from the Policy.


    - If a Policy qualifies as a life insurance contract for federal income tax purposes, death proceeds payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.


--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------

EQUITRUST LIFE INSURANCE COMPANY

    EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 42 states and the District of Columbia--Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.
--------------------------------------------------------------------------------

IMSA

    The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.
--------------------------------------------------------------------------------

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities.


    The Variable Account currently has 36 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.


    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS


    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.


    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference.


AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE
VP Ultra Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.

DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio. The following Funds are available under the Contract.



PORTFOLIO                              INVESTMENT OBJECTIVE
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. This
                                          Portfolio invests primarily in the common stocks focusing
                                          on blue chip companies with total market values of more
                                          than $5 billion at the time of purchase.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio invests in a blended portfolio of growth
                                          and value stocks chosen through a disciplined investment
                                          process.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk by investing primarily in
                                          stocks, bonds and money market instruments of domestic
                                          and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth through investments
International Equity                      in stocks of foreign companies located in developed
Portfolio--Initial Share Class            countries.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Small Cap Portfolio--Initial Share        investing primarily in small cap companies with total
Class                                     market values of less than $2 billion at the time of
                                          purchase. The Portfolio will be particularly alert to
                                          companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund invests primarily in the
                                          common stocks of companies that meet traditional
                                          investment standards and conduct their business in a
                                          manner that contributes to the enhancement of the quality
                                          of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing primarily
                                          in common stocks of well-capitalized, established
                                          companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing
                                          primarily in debt securities rated AAA, AA or A by
                                          Standard & Poor's or Aaa, Aa or A by Moody's Investors
                                          Service, Inc. and in securities issued or guaranteed by
                                          the United States government or its agencies or
                                          instrumentalities.
High Yield Bond Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund Prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE F.D.I.C. OR ANY GOVERNMENT AGENCY. THERE CAN BE NO
                                          ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
                                          STABLE NET ASSET VALUE OF $1.00 PER SHARE.
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Funds. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio. The following portfolios are available under the Policy.

PORTFOLIO                              INVESTMENT OBJECTIVE
Fidelity VIP                           -  This Portfolio seeks capital appreciation by investing in
Contrafund-Registered Trademark-          securities of companies whose value the adviser believes
Portfolio                                 is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income,
                                          while also considering growth of capital. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          income-producing debt securities, preferred stocks and
                                          convertible securities, with an emphasis on lower-quality
                                          debt securities.
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in common stocks. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          securities of companies with medium market
                                          capitalizations.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 65% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.

FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Growth Securities Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
Franklin Small Cap Fund                -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund invests primarily in common
                                          stocks of small capitalization U.S. companies with market
                                          capitalization issues not exceeding: (i) $1.5 billion; or
                                          (ii) the highest market capitalization value in the
                                          Russell 2000 Index; whichever is greater at the time of
                                          purchase. The Fund may invest substantially in the
                                          technology sector (including electronic technology,
                                          technology services and health technology.)
Franklin U.S. Government Fund          -  This Fund seeks income. Under normal market conditions, the Fund invests primarily in a portfolio limited to U.S.
                                          government securities, and fixed and variable rate
                                          mortgage-backed securities. The Fund currently invests a
                                          substantial portion of its assets in Government National
                                          Mortgage Association obligations.
Franklin Value Securities Fund         -  This Fund primarily seeks long-term total return. While not a goal, income is a secondary consideration. Under
                                          normal market conditions, the Fund invests primarily in
                                          the common stocks of companies the adviser believes are
                                          undervalued (selling substantially below the underlying
                                          value of their assets or their private market value).
Mutual Shares Securities Fund          -  This Fund primarily seeks capital appreciation; income is a secondary objective. Under normal market conditions,
                                          the Fund invests primarily in common stocks of companies
                                          the adviser believes are undervalued, and to a lesser
                                          extent, in companies that are restructuring or
                                          distressed.
Templeton Growth Securities Fund       -  This Fund seeks long-term capital growth. Under normal
                                          market conditions, the Fund invests primarily in a
                                          globally diversified portfolio of common stocks. While
                                          there are no set percentage targets, the Fund generally
                                          invests in large to medium capitalization companies with
                                          market capitalization values greater than $2 billion.



J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE
Mid-Cap Value Portfolio                -  This Portfolio seeks growth from capital appreciation by investing in a broad portfolio of common stocks of
                                          companies with market capitalizations of $1 billion to
                                          $20 billion at the time of purchase.
Small Company Portfolio                -  This Portfolio seeks to provide high total return by
                                          investing in stocks of small- and medium-sized U.S.
                                          companies with a market capitalization greater than $100
                                          million and less than $2 billion, typically represented
                                          by the Russell 2000 Index.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.



PORTFOLIO                              INVESTMENT OBJECTIVE
NASDAQ-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the NASDAQ-100 Index. This Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the NASDAQ-100 Index.
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. This Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. This Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.



T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in the Standard & Poor's Mid-Cap 400 Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Fund.

PORTFOLIO                              INVESTMENT OBJECTIVE
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.


    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive different amounts of compensation from an affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s).

    Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.
--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights under the Policies, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

--------------------------------------------------------------------------------

THE POLICY
--------------------------------------------------------------------------------

PURCHASING THE POLICY

    In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000.


    The effective date of insurance coverage under the Policy will be the latest of:


        -   the Policy Date,

        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

        -   the date when we receive the full initial premium at the Home
            Office.

    The Policy Date will be the later of

        -   (1)  the date of the initial application, or

        - (2) the date we receive any additional information at the Home Office if our underwriting rules require additional medical or other information.

    The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.
--------------------------------------------------------------------------------

PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date.


    PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")


    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")


    Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.



    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." (This rider may not be available in all states. A registered representative can provide information on the availability of this rider. In the state of Illinois, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:



             (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and



             (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.


    Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.


      FOR EXAMPLE:Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 X 45 months).



      In this example, the death benefit guarantee premium requirement is satisfied because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

      However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.



    The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting classes. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.


    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")


    ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:


             (1) before the date we obtain a signed notice from you that you have received the Policy, or


             (2)  before the end of 25 days after the Delivery Date.


    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:


        - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a written notice signed by you on a form we accept. The change will take effect on the date we receive the written notice at the Home Office and will have no effect on prior cash values.
--------------------------------------------------------------------------------

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)


    You may cancel the Policy by delivering or mailing written notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.



    We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:



        - the Accumulated Value on the Business Day on or next following the date we receive the Policy at the Home Office, plus


        -   any premium expense charges we deducted, plus

        - monthly deductions made on the Policy Date and any Monthly Deduction Day, and


        -   amounts approximating the daily charges against the Variable
            Account.

--------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT


    LAPSE. Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value, or after three Policy Years if Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY -- Premiums -- DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.


    A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us:

        - A written application for reinstatement signed by the Policyowner and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS--Policy Proceeds.")

    The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.
--------------------------------------------------------------------------------

SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

--------------------------------------------------------------------------------

POLICY BENEFITS
--------------------------------------------------------------------------------

    While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS--Benefits at Maturity").
--------------------------------------------------------------------------------

ACCUMULATED VALUE BENEFITS

    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the amount withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and --Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")

    SURRENDERS. The amount payable upon surrender of the Policy is the Net Accumulated Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options"). If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with surrenders.


    PARTIAL WITHDRAWALS. A Policyowner may obtain a portion of the Policy's Net Accumulated Value upon partial withdrawal of the Policy.


        -   A partial withdrawal must be at least $500.



        - A partial withdrawal cannot exceed the lesser of (1) the Net Accumulated Value less $500 or (2) 90% of the Net Accumulated Value.


    We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options").


    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.


    Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")


        - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.



        - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.


        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.


    If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of withdrawal, partial withdrawal will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.


    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawal, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

    CALCULATING ACCUMULATED VALUE. The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

        -   Accumulated Value will reflect a number of factors, including

             -   Net Premiums paid,

             -   partial withdrawals,

             -   Policy Loans,

             -   charges assessed in connection with the Policy,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.


    On the Business Day coinciding with or immediately following the earlier of the date we receive notice that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:


        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS


        - All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS


        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

    The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

    For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:



        (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS


             (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

             (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

             (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS


             (5) a charge no greater than 0.0028618% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 1.05% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.


        (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.
--------------------------------------------------------------------------------

TRANSFERS

    The following features apply to transfers under the Policy:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.


        - You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.



        - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.


        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at the Home Office.

        - The first transfer in each Policy Year is free. Each time you subsequently transfer amounts in that Policy Year, we may assess a transfer charge of $25. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

--------------------------------------------------------------------------------

LOAN BENEFITS

    POLICY LOANS. So long as the Policy remains in force and has a positive Net Accumulated Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Accumulated Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.


    ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.


    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.")


    Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")


    LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

    Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")

    Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.


    For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain.


    Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.


    POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.


    REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

    For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."
--------------------------------------------------------------------------------

DEATH PROCEEDS

    So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY
            BENEFITS--Payment Options.")

    To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.


    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a grace period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY--Premiums--DEATH BENEFIT GUARANTEE PREMIUM.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:



        (a) is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and


        (b) is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

    DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

    Under Option A, the death benefit will be equal to the greater of

        (1) the sum of the current Specified Amount and the Accumulated Value, or


        (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age.


    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

    Under Option B, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or


        - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.


    The specified amount factor is the same as under Option A. Accordingly, under Option B the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value, rather than increased death benefits, Policyowners generally should select Option B.

    Appendix B shows examples illustrating Option A and Option B.

    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.


    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.


    CHANGES IN INSURANCE PROTECTION. You may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Accumulated Value--in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, partially surrendering Accumulated Value.

    Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:


        - A decrease in the Specified Amount will, subject to the applicable specified amount factor (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Accumulated Value.


        - An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

        - If you elect Option B, an increased level of premium payments will increase the Accumulated Value and reduce the pure insurance protection, until the Accumulated Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

        - If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Accumulated Value and will increase the possibility that the Policy will lapse.


        - A partial withdrawal will reduce the death benefit. (See "POLICY BENEFITS--Accumulated Value Benefits--PARTIAL WITHDRAWALS.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Accumulated Value withdrawn. The primary effect of a partial withdrawal is you receive cash and reduce Accumulated Value.


    In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Accumulated Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

    A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")
--------------------------------------------------------------------------------

ACCELERATED PAYMENTS OF DEATH PROCEEDS

    In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right.

    For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

    The accelerated death benefit is equal to the Policy's death benefit as described on page 6, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured.

    In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

    There are several other restrictions associated with the Endorsement. These are:

        (1) the Endorsement is not valid if the Policy is within five years of being matured,

        (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement,

        (3) we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

        (4) we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

        (5)  the Endorsement is not effective where:

             (a) you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

             (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

    The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the Endorsement or upon termination of the Policy.

    The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.
--------------------------------------------------------------------------------

BENEFITS AT MATURITY


    The Maturity Date is Attained Age 115. If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to the Policyowner the Policy's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

--------------------------------------------------------------------------------

PAYMENT OPTIONS

    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option. There are currently five payment options available. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

    You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending written notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

    If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. The Company will also pay the proceeds in one sum if,

        (1)  the proceeds are less than $2,000;

        (2)  periodic payments would be less than $20; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

    If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

    Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

    OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

    OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.


--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------


    We deduct certain charges in connection with the Policy to compensate us for
    (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.


    The premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%).

--------------------------------------------------------------------------------

MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (See "GENERAL PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.


    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:


        -  the cost of insurance for the Policy; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly policy expense charge.


    During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge. During the first
    12 Policy Months, the monthly deduction will also include a first year monthly expense charge.


    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

    NET AMOUNT AT RISK. Under Option A the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

        (a)   is the Specified Amount;

        (b)  is 1.0032737(1); and

        (c)   is the Accumulated Value.

    We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.


    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.



    The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. (The Company may offer preferred classes in addition to the standard tobacco and non-tobacco classes.) Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco.



    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.


    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL
    PROVISIONS--Additional Insurance Benefits.")

    MONTHLY POLICY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and

------------------------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $5 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

    FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE. We deduct monthly administrative charges from Accumulated Value as part of the monthly deduction during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The first year monthly administrative charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.

    FIRST YEAR MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge of $5 from Accumulated Value during the first twelve Policy Months. We guarantee this charge will not exceed $7 per Policy Month.
--------------------------------------------------------------------------------

TRANSFER CHARGE

    We may impose a transfer charge of $25 for the second and each subsequent transfer during a Policy Year to compensate us for the costs in making the transfer.

        - Unless paid in cash, we will deduct the transfer charge from the amount transferred.

        - Once we issue a Policy, we will not increase this charge for the life of the Policy.

        - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.


    Currently, there is no charge for changing the net premium allocation instructions.

--------------------------------------------------------------------------------

PARTIAL WITHDRAWAL FEE


    Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

--------------------------------------------------------------------------------

SURRENDER CHARGE


    We apply a Surrender Charge during the first six Policy Years, as well as during the first six years following an increase in Specified Amount. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies by age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.


      ISSUE AGE          MALE, TOBACCO      FEMALE, TOBACCO     UNISEX, TOBACCO
         30                  10.49               10.40                9.76
         50                  26.80               15.49               24.41
         70                  34.49               34.49               34.49

    The Surrender Charge is level within each Policy Year. (See "APPENDIX C--Maximum Surrender Charges.")

    Currently, we reserve the right to waive the Surrender Charge after the first Policy Year if the Insured is terminally ill or stays in a qualified nursing care center for 90 days.
--------------------------------------------------------------------------------

VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.


    FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS--Taxation of the Company.")



    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Investment Option.


--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.
--------------------------------------------------------------------------------

GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.


    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

--------------------------------------------------------------------------------

DECLARED INTEREST OPTION ACCUMULATED VALUE


    Net premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.



    The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

--------------------------------------------------------------------------------

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS

    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge of $25 in connection with the transfer unless such transfer is the first transfer requested by the Policyowner during such Policy Year. Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer will be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.


    We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.


--------------------------------------------------------------------------------

GENERAL PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

--------------------------------------------------------------------------------

INCONTESTABILITY

    The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.
--------------------------------------------------------------------------------

CHANGE OF PROVISIONS

    We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

    Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.
--------------------------------------------------------------------------------

SUICIDE EXCLUSION


    If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

--------------------------------------------------------------------------------

ANNUAL REPORT

    At least once each year, we will send an annual report to each Policyowner. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Policy Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------

OWNERSHIP OF ASSETS

    The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
--------------------------------------------------------------------------------

WRITTEN NOTICE

    You should send any written notice to the Company at our Home Office. The notice should include the policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS


    The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive the Policyowner's signed request at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:


        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.
--------------------------------------------------------------------------------

CONTINUANCE OF INSURANCE

    The insurance under a Policy will continue until the earlier of:

        - the end of the Grace Period following the Monthly Deduction Day on which the Net Accumulated Value during the first three Policy Years, or Net Surrender Value after three Policy Years, is less than the monthly deduction for the following Policy Month;

        - the date the Policyowner surrenders the Policy for its entire Net Accumulated Value;

        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Policy will terminate on the date specified in the rider.

--------------------------------------------------------------------------------

OWNERSHIP

    The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

    Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

    The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences. [See "FEDERAL TAX MATTERS."]
--------------------------------------------------------------------------------

THE BENEFICIARY

    The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

    Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.
--------------------------------------------------------------------------------

CHANGING THE POLICYOWNER OR BENEFICIARY

    During the Insured's life, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request and the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement.
--------------------------------------------------------------------------------

ADDITIONAL INSURANCE BENEFITS

    Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

        -  Universal Cost of Living Increase;

        -  Universal Waiver of Charges;

        -  Universal Adult Term Insurance;

        -  Universal Children's Term Insurance;

        -  Death Benefit Guarantee; and

        -  Universal Guaranteed Insurability Option.

    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------


    The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), a broker-dealer having a selling agreement with EquiTrust Marketing or a broker-dealer having a selling agreement with such broker-dealer. EquiTrust Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD") and is an affiliate of the Company. EquiTrust Marketing's principal business address is the same address as that of the Company.


    The maximum sales commission payable to broker-dealers will be 100% of premiums up to the first-year Target Premium, 6% of renewal Target Premium and 4% of excess premium in all years. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by the Company. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS."

    Under the Public Disclosure Program, NASD Regulation ("NASDR") providers certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
--------------------------------------------------------------------------------

TAX STATUS OF THE POLICY


    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (I.E., an underwriting class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.


    In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
--------------------------------------------------------------------------------

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. You should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
    CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

        (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

        (4) If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a modified endowment contract will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan) or a minimal spread is unclear. You should consult your tax adviser about any such loan.

    Finally, neither distributions from, nor loans from or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOAN INTEREST. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

    MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

    EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

    OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.
--------------------------------------------------------------------------------

POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
--------------------------------------------------------------------------------

TAXATION OF THE COMPANY

    At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.
--------------------------------------------------------------------------------

EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Chubb Insurance Group in the amount of $5,000,000 covering all the officers and employees of the Company.
--------------------------------------------------------------------------------

VOTING RIGHTS

    To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.


    The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have has the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.


    The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

    DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.
--------------------------------------------------------------------------------

STATE REGULATION OF THE COMPANY

    The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31st of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

    One hundred percent of our outstanding voting shares are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2000, Iowa Farm Bureau Federation owned 57.30% of the outstanding voting shares of FBL Financial Group, Inc.

    Iowa Farm Bureau Federation is an Iowa not-for-profit corporation, the members of which are county Farm Bureau organizations and their individual members. Iowa Farm Bureau Federation is primarily engaged, through various divisions and subsidiaries, in the formulation, analysis and promotion of programs (at local, state, national and international levels) that are designed to foster the educational, social and economic advancement of its members. The principal offices of Iowa Farm Bureau Federation are at 5400 University Avenue, West Des Moines, Iowa 50266.

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS OF EQUITRUST LIFE INSURANCE COMPANY

    The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years.

            NAME AND POSITION
             WITH THE COMPANY               PRINCIPAL OCCUPATION LAST FIVE YEARS
Edward M. Wiederstein                       Farmer; Chairman and Director, FBL Financial Group, Inc.;
President and Director                        President and Director, Iowa Farm Bureau Federation and
                                              other affiliates of the foregoing and Farm Bureau
                                              Agricultural Business Corporation; Director, Multi-Pig
                                              Corporation, Western Agricultural Insurance Company and
                                              other affiliates of the foregoing.
William J. Oddy                             Chief Executive Officer and Management Director, FBL
Chief Executive Officer and Director          Financial Group, Inc.
Jerry C. Downin                             Senior Vice President and Secretary-Treasurer, Iowa Farm
Senior Vice President, Secretary-             Bureau Federation and other affiliates of the foregoing;
Treasurer and Director                        Senior Vice President, Secretary-Treasurer and
                                              Management Director, FBL Financial Group, Inc.
Stephen M. Morain                           Senior Vice President, General Counsel and Management
Senior Vice President, General Counsel and    Director, FBL Financial Group, Inc.
Director
JoAnn Rumelhart                             Executive Vice President and General Manager -- Life Cos.,
Executive Vice President and General          FBL Financial Group, Inc.
Manager, General Manager and Director
Timothy J. Hoffman                          Chief Administrative Officer, FBL Financial Group, Inc.
Chief Administrative Officer and Director
James W. Noyce                              Chief Financial Officer, FBL Financial Group, Inc.
Chief Financial Officer and Director
James P. Brannen                            Vice President - Controller, FBL Financial Group, Inc.
Vice President - Controller
Barbara J. Moore                            Vice President - Property/Casualty Operations, FBL
Vice President                                Financial Group, Inc.
John M. Paule                               Chief Marketing Officer, FBL Financial Group, Inc.
Chief Marketing Officer
Lynn E. Wilson                              Vice President-Life Sales, FBL Financial Group, Inc.
Vice President-Life Sales
LouAnn Sandburg                             Vice President-Investments and Assistant Treasurer, FBL
Vice President - Investments and Assistant    Financial Group, Inc.
Treasurer
Thomas E. Burlingame                        Vice President-Associate General Counsel, FBL Financial
Vice President - Associate General Counsel    Group, Inc.

            NAME AND POSITION
             WITH THE COMPANY               PRINCIPAL OCCUPATION LAST FIVE YEARS
Jan Sewright                                Insurance Accounting Vice President, FBL Financial
Insurance Accounting Vice President           Group, Inc.
Dennis M. Marker                            Vice President - Investment Administration, FBL Financial
Vice President - Investment Administration    Group, Inc.
Paul Grinvalds                              Vice President - Life Administration Appointed Actuary,
Vice President - Life Administration          FBL Financial Group, Inc.
Christopher G. Daniels                      Life Product Development and Pricing Vice President, FBL
Life Product Development and Pricing Vice     Financial Group, Inc.
President
Don Seibel                                  Vice President - Accounting, FBL Financial Group, Inc.
Vice President - Accounting
James E. McCarthy                           Trust Sales Vice President, FBL Financial Group, Inc.
Trust Sales Vice President
James M. Mincks                             Vice President - Human Resources, FBL Financial Group,
Vice President - Human Resources              Inc.
Scott Shuck                                 Vice President - Marketing Services, FBL Financial
Vice President - Marketing Services           Group, Inc.
Jim Streck                                  Vice President - Life Underwriting, Issue, and Alliance
Vice President - Life Underwriting, Issue,    Administration FBL Financial Group, Inc.
and Alliance Administration
Blake D. Weber                              Sales Services Vice President, FBL Financial Group, Inc.
Sales Services Vice President
Doug Gunn                                   Vice President - Information Technology, FBL Financial
Vice President - Information Technology       Group, Inc.
James A. Pugh                               Assistant General Counsel, FBL Financial Group, Inc.
Assistant General Counsel
Bob Gray                                    Vice President, Agency, FBL Financial Group, Inc.
Vice President - Agency

--------------------------------------------------------------------------------

LEGAL MATTERS

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.
--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

    The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.
--------------------------------------------------------------------------------

EXPERTS


    The financial statements of the Variable Account at December 31, 2000 and for the periods disclosed in the financial statements, and the financial statements and schedules of the Company at December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial information for the Variable Account and the Company as of and for the six months ended June 30, 2001 is unaudited and has been included herein.


    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.
--------------------------------------------------------------------------------

OTHER INFORMATION

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The Variable Account's statements of net assets, related statements of operations and changes in net assets for the year ended December 31, 2000 and the period from January 21, 1999 (date operations commenced) through December 31, 1999, and the balance sheets of the Company at December 31, 2000 and 1999 and the related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The financial information for the Variable Account and the Company as of and for the six months ended June 30, 2001 is unaudited and has been included herein.

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 2001
                                  (UNAUDITED)

ASSETS
Investments in EquiTrust Variable Insurance
  Series Fund:
  Value Growth Subaccount:
  Value Growth Portfolio, 18,734.65 shares at net
    asset value of $10.32 per share
    (cost: $176,266)                                $193,342
  High Grade Bond Subaccount:
    High Grade Bond Portfolio, 17,358.05 shares at
     net asset value of $9.96 per share
     (cost: $168,581)                                172,886
  High Yield Bond Subaccount:
    High Yield Bond Portfolio, 5,940.31 shares at
     net asset value of $9.11 per share
     (cost: $54,159)                                  54,116
  Money Market Subaccount:
    Money Market Portfolio, 17,273.87 shares at
     net asset value of $1.00 per share
     (cost: $17,274)                                  17,274
  Blue Chip Subaccount:
    Blue Chip Portfolio, 30,565.72 shares at net
     asset value of $36.28 per share
     (cost: $1,210,156)                             1,108,924
Investments in Dreyfus Variable Investment Fund:
  Appreciation Subaccount:
    Appreciation Portfolio, 19,319.03 shares at
     net asset value of $36.47 per share
     (cost: $739,893)                                704,565
  Disciplined Stock Subaccount:
    Disciplined Stock Portfolio, 47,280.95 shares
     at net asset value of $22.39 per share
     (cost: $1,165,757)                             1,058,621
  Growth and Income Subaccount:
    Growth and Income Portfolio, 12,930.49 shares
     at net asset value of $23.11 per share
     (cost: $309,766)                                298,824
  International Equity Subaccount:
    International Equity Portfolio, 12,389.23
     shares at net asset value of $12.19 per share
     (cost: $202,963)                                151,025
  Small Cap Subaccount:
    Small Cap Portfolio, 14,363.11 shares at net
     asset value of $38.06 per share
     (cost: $665,347)                                546,664
Investments in T. Rowe Price Equity Series, Inc.:
  Equity Income Subaccount:
    Equity Income Portfolio, 13,412.12 shares at
     net asset value of $19.75 per share
     (cost: $252,861)                                264,889
  Mid-Cap Growth Subaccount:
    Mid-Cap Growth Portfolio, 32,233.08 shares at
     net asset value of $18.30 per share
     (cost: $567,871)                                589,865
  New America Growth Subaccount:
    New America Growth Portfolio, 26,232.87 shares
     at net asset value of $19.55 per share
     (cost: $565,607)                                512,853
  Personal Strategy Balanced Subaccount:
    Personal Strategy Balanced Portfolio,
     15,144.21 shares at net asset value of $15.00
     per share (cost: $233,929)                      227,163
Investment in T. Rowe Price International
  Series, Inc.:
  International Stock Subaccount:
    International Stock Portfolio, 6,402.49 shares
     at net asset value of $12.65 per share
     (cost: $96,470)                                  80,991
                                                    --------
Total investments (cost: $6,426,900)                5,982,002
LIABILITIES                                               --
                                                    --------
COMBINED NET ASSETS                                 $5,982,002
                                                    ========

                                                                                        EXTENDED
                                                             UNITS        UNIT VALUE     VALUE
                                                         --------------   ----------   ----------
Net assets are represented by:
  Value Growth Subaccount                                 16,300.136449   $11.861373   $  193,342
  High Grade Bond Subaccount                              15,269.052037    11.322641      172,886
  High Yield Bond Subaccount                               5,026.234018    10.766709       54,116
  Money Market Subaccount                                  1,571.648144    10.991010       17,274
  Blue Chip Subaccount                                   110,803.004867    10.008068    1,108,924
  Appreciation Subaccount                                 68,068.515043    10.350821      704,565
  Disciplined Stock Subaccount                           108,769.522924     9.732699    1,058,621
  Growth and Income Subaccount                            27,587.646441    10.831805      298,824
  International Equity Subaccount                         14,585.116105    10.354734      151,025
  Small Cap Subaccount                                    42,773.068335    12.780565      546,664
  Equity Income Subaccount                                21,986.407046    12.047853      264,889
  Mid-Cap Growth Subaccount                               45,083.255437    13.083904      589,865
  New America Growth Subaccount                           56,908.672022     9.011860      512,853
  Personal Strategy Balanced Subaccount                   20,137.901147    11.280371      227,163
  International Stock Subaccount                           8,732.335307     9.274839       80,991
                                                                                       ----------
Combined net assets                                                                    $5,982,002
                                                                                       ==========

SEE ACCOMPANYING NOTES.

                       EQUITRUST LIFE VARIABLE ACCOUNT II

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

                                        VALUE
                                        GROWTH
                           COMBINED   SUBACCOUNT
                           ---------------------
Net investment income
  (operating loss):
  Dividend income          $ 42,066     $2,865
  Mortality and expense
    risk charges            (22,758)      (708)
                           ---------------------
Net investment income
  (operating loss)           19,308      2,157
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions           (167,840)       805
  Change in unrealized
    appreciation/
    depreciation of
    investments             (84,587)     5,551
                           ---------------------
Net gain (loss) on
  investments              (252,427)     6,356
                           ---------------------
Net increase (decrease)
  in net assets resulting
  from operations          $(233,119)   $8,513
                           =====================

SEE ACCOMPANYING NOTES.

                             MONEY                               DISCIPLINED  GROWTH AND  INTERNATIONAL
                             MARKET    BLUE CHIP   APPRECIATION     STOCK       INCOME       EQUITY
                           SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                           ----------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income             $267      $ 20,745     $     74     $     71      $3,474      $    160
  Mortality and expense
    risk charges               (55)       (4,585)      (2,508)      (4,268)     (1,126)         (642)
                           ----------------------------------------------------------------------------
Net investment income
  (operating loss)             212        16,160       (2,434)      (4,197)      2,348          (482)
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions                --       (54,336)        (691)     (29,357)       (308)       (7,920)
  Change in unrealized
    appreciation/
    depreciation of
    investments                 --       (27,730)     (28,346)     (41,526)       (476)      (24,718)
                           ----------------------------------------------------------------------------
Net gain (loss) on
  investments                   --       (82,066)     (29,037)     (70,883)       (784)      (32,638)
                           ----------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations             $212      $(65,906)    $(31,471)    $(75,080)     $1,564      $(33,120)
                           ============================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II

                         SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

                           HIGH GRADE  HIGH YIELD
                              BOND        BOND
                           SUBACCOUNT  SUBACCOUNT
                           ----------------------
Net investment income
  (operating loss):
  Dividend income            $4,641      $1,325
  Mortality and expense
    risk charges               (637)       (142)
                           ----------------------
Net investment income
  (operating loss)            4,004       1,183
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions                473           6
  Change in unrealized
    appreciation/
    depreciation of
    investments               1,107         448
                           ----------------------
Net gain (loss) on
  investments                 1,580         454
                           ----------------------
Net increase (decrease)
  in net assets resulting
  from operations            $5,584      $1,637
                           ======================

SEE ACCOMPANYING NOTES.

                                                                             PERSONAL
                                         EQUITY     MID-CAP    NEW AMERICA   STRATEGY   INTERNATIONAL
                           SMALL CAP     INCOME      GROWTH      GROWTH      BALANCED       STOCK
                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                           --------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income           $  1,620    $ 3,714     $    --     $     --     $ 3,110      $     --
  Mortality and expense
    risk charges              (1,853)    (1,009)     (1,993)      (2,134)       (799)         (299)
                           --------------------------------------------------------------------------
Net investment income
  (operating loss)              (233)     2,705      (1,993)      (2,134)      2,311          (299)
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions              (7,755)      (370)      1,845      (66,169)       (734)       (3,329)
  Change in unrealized
    appreciation/
    depreciation of
    investments               (7,906)     3,861      11,945       35,644      (4,221)       (8,220)
                           --------------------------------------------------------------------------
Net gain (loss) on
  investments                (15,661)     3,491      13,790      (30,525)     (4,955)      (11,549)
                           --------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations           $(15,894)   $ 6,196     $11,797     $(32,659)    $(2,644)     $(11,848)
                           ==========================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II

                       STATEMENT OF CHANGES IN NET ASSETS
                         SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

                                         VALUE
                                         GROWTH
                            COMBINED   SUBACCOUNT
                           ----------------------
Operations:
  Net investment income
    (operating loss)       $   19,308   $  2,157
  Net realized gain
    (loss) from
    investment
    transactions             (167,840)       805
  Change in unrealized
    appreciation/
    depreciation of
    investments               (84,587)     5,551
                           ----------------------
Net increase (decrease)
  in net assets resulting
  from operations            (233,119)     8,513

Capital share
  transactions:
  Transfers of net
    premiums                1,650,107     43,990
  Transfers of surrenders
    and death benefits         (8,713)       (78)
  Transfers of policy
    loans                     (81,845)        --
  Transfers of
    administrative
    charges                  (350,396)   (13,367)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount       627,585     39,162
                           ----------------------
Net increase in net
  assets resulting from
  capital share
  transactions              1,836,738     69,707
                           ----------------------
Total increase in net
  assets                    1,603,619     78,220

Net assets at beginning
  of period                 4,378,383    115,122
                           ----------------------
Net assets at end of
  period                   $5,982,002   $193,342
                           ======================

SEE ACCOMPANYING NOTES.

                             MONEY                                DISCIPLINED  GROWTH AND  INTERNATIONAL
                             MARKET     BLUE CHIP   APPRECIATION     STOCK       INCOME       EQUITY
                           SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                           -----------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)        $   212    $   16,160     $ (2,434)   $   (4,197)   $  2,348     $   (482)
  Net realized gain
    (loss) from
    investment
    transactions                 --       (54,336)        (691)      (29,357)       (308)      (7,920)
  Change in unrealized
    appreciation/
    depreciation of
    investments                  --       (27,730)     (28,346)      (41,526)       (476)     (24,718)
                           -----------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations               212       (65,906)     (31,471)      (75,080)      1,564      (33,120)

Capital share
  transactions:
  Transfers of net
    premiums                  5,003       197,972      259,908       212,198      88,337       61,166
  Transfers of surrenders
    and death benefits           --        (1,190)      (1,842)         (939)       (689)         (88)
  Transfers of policy
    loans                        --       (14,630)      (7,110)       (7,318)     (7,416)      (6,560)
  Transfers of
    administrative
    charges                  (1,387)      (58,018)     (49,654)      (51,056)    (17,763)     (15,312)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount       4,275        65,232      108,805        84,718      31,604       13,528
                           -----------------------------------------------------------------------------
Net increase in net
  assets resulting from
  capital share
  transactions                7,891       189,366      310,107       237,603      94,073       52,734
                           -----------------------------------------------------------------------------
Total increase in net
  assets                      8,103       123,460      278,636       162,523      95,637       19,614

Net assets at beginning
  of period                   9,171       985,464      425,929       896,098     203,187      131,411
                           -----------------------------------------------------------------------------
Net assets at end of
  period                    $17,274    $1,108,924     $704,565    $1,058,621    $298,824     $151,025
                           =============================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II

                         SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

                           HIGH GRADE  HIGH YIELD
                              BOND        BOND
                           SUBACCOUNT  SUBACCOUNT
                           ----------------------
Operations:
  Net investment income
    (operating loss)        $  4,004    $ 1,183
  Net realized gain
    (loss) from
    investment
    transactions                 473          6
  Change in unrealized
    appreciation/
    depreciation of
    investments                1,107        448
                           ----------------------
Net increase (decrease)
  in net assets resulting
  from operations              5,584      1,637

Capital share
  transactions:
  Transfers of net
    premiums                  38,645     21,999
  Transfers of surrenders
    and death benefits            --       (329)
  Transfers of policy
    loans                         --         --
  Transfers of
    administrative
    charges                  (10,628)    (3,026)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount       20,076     12,450
                           ----------------------
Net increase in net
  assets resulting from
  capital share
  transactions                48,093     31,094
                           ----------------------
Total increase in net
  assets                      53,677     32,731

Net assets at beginning
  of period                  119,209     21,385
                           ----------------------
Net assets at end of
  period                    $172,886    $54,116
                           ======================

SEE ACCOMPANYING NOTES.

                                                                             PERSONAL
                                         EQUITY     MID-CAP    NEW AMERICA   STRATEGY   INTERNATIONAL
                           SMALL CAP     INCOME      GROWTH      GROWTH      BALANCED       STOCK
                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                           --------------------------------------------------------------------------
Operations:
  Net investment income
    (operating loss)        $   (233)   $  2,705    $ (1,993)   $  (2,134)   $  2,311     $   (299)
  Net realized gain
    (loss) from
    investment
    transactions              (7,755)       (370)      1,845      (66,169)       (734)      (3,329)
  Change in unrealized
    appreciation/
    depreciation of
    investments               (7,906)      3,861      11,945       35,644      (4,221)      (8,220)
                           --------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations            (15,894)      6,196      11,797      (32,659)     (2,644)     (11,848)

Capital share
  transactions:
  Transfers of net
    premiums                 214,695      76,436     233,377       82,658      68,919       44,804
  Transfers of surrenders
    and death benefits          (371)         --      (1,017)      (1,705)       (319)        (146)
  Transfers of policy
    loans                     (7,357)    (10,259)     (7,300)      (6,990)       (147)      (6,758)
  Transfers of
    administrative
    charges                  (39,678)     (9,223)    (36,522)     (20,877)    (16,253)      (7,632)
  Transfers between
    subaccounts,
    including fixed
    interest subaccount       98,795      22,805      47,517       16,854      49,461       12,303
                           --------------------------------------------------------------------------
Net increase in net
  assets resulting from
  capital share
  transactions               266,084      79,759     236,055       69,940     101,661       42,571
                           --------------------------------------------------------------------------
Total increase in net
  assets                     250,190      85,955     247,852       37,281      99,017       30,723

Net assets at beginning
  of period                  296,474     178,934     342,013      475,572     128,146       50,268
                           --------------------------------------------------------------------------
Net assets at end of
  period                    $546,664    $264,889    $589,865    $ 512,853    $227,163     $ 80,991
                           ==========================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                          NOTE TO FINANCIAL STATEMENTS
                         SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)


1.  BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all the information and notes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ended December 31, 2001. For further information, refer to the accompanying financial statements and notes thereto for the year ended December 31, 2000.

                        EQUITRUST LIFE INSURANCE COMPANY
                           BALANCE SHEETS (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                JUNE 30,   DECEMBER 31,
                                  2001         2000
                                -----------------------
ASSETS
Investments:
  Fixed maturities--available
    for sale, at market
    (amortized cost:
    2001--$303,822;
    2000--$43,662)              $304,978      $43,388
  Mortgage loans on real
    estate                        28,870           --
  Policy loans                    23,879           76
  Short-term investments           5,545        3,030
                                -----------------------
Total investments                363,272       46,494
Cash and cash equivalents          5,476          790
Accrued investment income          4,469          396
Reinsurance recoverable           11,277        6,472
Deferred policy acquisition
  costs                           40,607        3,796
Current income taxes
  recoverable                      2,788          494
Goodwill, less accumulated
  amortization of $265 in 2001
  and $226 in 2000                 1,269        1,308
Other assets                       1,765          470
Assets held in separate
  accounts                        41,850       35,910
                                -----------------------
Total assets                    $472,773      $96,130
                                =======================
LIABILITIES AND STOCKHOLDER'S
  EQUITY
Liabilities:
  Policy liabilities and
    accruals:
    Future policy benefits:
      Interest sensitive
        products                $292,409      $23,922
      Traditional life
        insurance                 55,056          800
      Unearned revenue reserve     1,547           88
    Other policy claims and
      benefits                     3,053          463
                                -----------------------
                                 352,065       25,273
  Other policyholders' funds:
    Supplementary contracts
      without life
      contingencies                  242          102
    Advance premiums and other
      deposits                     9,678           --
    Accrued dividends                639           --
                                -----------------------
                                  10,559          102
Amounts payable to affiliates        648          822
Deferred income taxes              5,897          189
Other liabilities                 12,227          514
Liabilities related to
  separate accounts               41,850       35,910
                                -----------------------
Total liabilities                423,246       62,810
COMMITMENTS AND CONTINGENCIES
Stockholder's equity:
  Common stock, par value
    $1,500 per
    share--authorized 2,500
    shares, issued and
    outstanding 2,000 shares       3,000        3,000
  Additional paid-in capital      43,817       28,998
  Accumulated other
    comprehensive income
    (loss)                           750         (179)
  Retained earnings                1,960        1,501
                                -----------------------
Total stockholder's equity        49,527       33,320
                                -----------------------
Total liabilities and
  stockholder's equity          $472,773      $96,130
                                =======================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                        STATEMENTS OF INCOME (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                   THREE MONTHS        SIX MONTHS ENDED
                                  ENDED JUNE 30,           JUNE 30,
                                -------------------   -------------------
                                  2001       2000       2001       2000
                                -----------------------------------------
Revenues:
  Interest sensitive product
    charges                      $2,113     $  159     $2,407     $  273
  Traditional life insurance
    premiums                        885         --        885         --
  Net investment income           4,390        831      5,156      1,675
  Realized losses on
    investments                     (42)        --        (50)        --
  Other income                       94         66         87         62
                                -----------------------------------------
Total revenues                    7,440      1,056      8,485      2,010
Benefits and expenses:
  Interest sensitive product
    benefits                      4,162        233      4,382        455
  Traditional life insurance
    benefits                        910         --        910         --
  Decrease in traditional life
    future policy benefits         (105)        --       (105)        --
  Distributions to
    participating
    policyholders                   205         --        205         --
  Underwriting, acquisition
    and insurance expenses        1,640        570      2,328        926
                                -----------------------------------------
Total benefits and expenses       6,812        803      7,720      1,381
                                -----------------------------------------
                                    628        253        765        629
Income taxes                       (177)       (81)      (337)      (201)
                                -----------------------------------------
  Income before cumulative
    effect of change in
    accounting principle            451        172        428        428
  Cumulative effect of change
    in accounting for
    derivative instruments           --         --         31         --
                                -----------------------------------------
Net income                       $  451     $  172     $  459     $  428
                                =========================================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
           STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                     ACCUMULATED
                                                       ADDITIONAL       OTHER                      TOTAL
                                             COMMON     PAID-IN     COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                             STOCK      CAPITAL     INCOME (LOSS)   EARNINGS      EQUITY
                                            ----------------------------------------------------------------
Balance at January 1, 2000                   $3,000      $28,998       $(1,523)      $1,083       $31,558
  Comprehensive income:
    Net income for six months ended
      June 30, 2000                              --           --            --          428           428
    Change in net unrealized investment
      gains/ losses                              --           --           151           --           151
                                                                                                  -------
  Total comprehensive income                                                                          579
                                            ----------------------------------------------------------------
Balance at June 30, 2000                     $3,000      $28,998       $(1,372)      $1,511       $32,137
                                            ================================================================
Balance at January 1, 2001                   $3,000      $28,998       $  (179)      $1,501       $33,320
  Comprehensive income:
    Net income for six months ended
      June 30, 2001                              --           --            --          459           459
    Cumulative effect of change in
      accounting for derivative
      instruments                                --           --           (31)          --           (31)
    Change in net unrealized investment
      gains/ losses                              --           --           960           --           960
                                                                                                  -------
  Total comprehensive income                                                                        1,388
    Capital contribution from parent             --       14,819            --           --        14,819
                                            ----------------------------------------------------------------
Balance at June 30, 2001                     $3,000      $43,817       $   750       $1,960       $49,527
                                            ================================================================

Comprehensive income totaled $1.1 million in the second quarter of 2001 and $0.1 million in the second quarter of 2000.

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                      STATEMENTS OF CASH FLOWS (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                               SIX MONTHS ENDED
                                                                   JUNE 30,
                                                              -------------------
                                                                2001       2000
                                                              -------------------
OPERATING ACTIVITIES
Net income                                                    $    459   $    428
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Adjustments related to interest sensitive products:
    Interest credited to account balances                        2,777        466
    Charges for mortality and administration                    (2,380)      (333)
    Deferral of unearned revenues                                   67         27
    Amortization of unearned revenue reserve                         2         (2)
  Provision for amortization                                        78         36
  Realized losses on investments                                    50         --
  Decrease in traditional life benefit accruals                   (105)        --
  Policy acquisition costs deferred                             (1,477)    (1,242)
  Amortization of deferred policy acquisition costs                165         24
  Provision for deferred income taxes                            2,723        103
  Other                                                          3,477        881
                                                              -------------------
Net cash provided by operating activities                        5,836        388
INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--available for sale                           8,120      1,938
  Mortgage loans on real estate                                    336         --
  Policy loans                                                     705         --
  Short-term investments--net                                    2,312        999
                                                              -------------------
                                                                11,473      2,937
Acquisition of investments:
  Fixed maturities--available for sale                          (8,285)    (1,624)
  Policy loans                                                    (655)        --
                                                              -------------------
                                                                (8,940)    (1,624)
Net cash received in coinsurance transaction                       340         --
                                                              -------------------
Net cash used in investing activities                            2,873      1,313
FINANCING ACTIVITIES
Receipts from interest sensitive and variable products
 credited to policyholder account balances                      12,214     13,113
Return of policyholder account balances on interest
 sensitive and variable products                               (16,237)   (15,515)
                                                              -------------------
Net cash used in financing activities                           (4,023)    (2,402)
                                                              -------------------
Increase (decrease) in cash and cash equivalents                 4,686       (701)
Cash and cash equivalents at beginning of period                   790      1,249
                                                              -------------------
Cash and cash equivalents at end of period                    $  5,476   $    548
                                                              ===================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid (received) for income taxes during the period       $    (77)  $     30

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  BASIS OF PRESENTATION
The accompanying unaudited financial statements of EquiTrust Life Insurance Company (we or the Company) have been prepared in accordance with accounting principles generally accepted in the United States (GAAP) for interim financial information and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for complete financial statements. Our financial statements include all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of our financial position and results of operations. Operating results for the three- and six-month periods ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. For further information, refer to our consolidated financial statements and notes for the year ended December 31, 2000.

2.  ACCOUNTING CHANGES
In June 2001, the Financial Accounting Standards Board (FASB) issued Statements of Financial Accounting Standards (Statements) No. 141, "Business Combinations," and No. 142, "Goodwill and Other Intangible Assets." Under the new Statements, goodwill will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. We will apply the new Statements on accounting for goodwill beginning in the first quarter of 2002. For 2002, application of the nonamortization provisions is expected to result in an increase in net income of less than $0.1 million. While no impairments are anticipated, we will perform the first of the required impairment tests of goodwill as of January 1, 2002.

In June 1998, the FASB issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 2000, the FASB issued Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Statement No. 133 allows companies to transfer securities classified as held for investment to either the available-for-sale or trading categories in connection with the adoption of the new standard. Statement 138 amends Statement 133 to clarify the appropriate accounting for certain hedging transactions. We adopted the Statements on January 1, 2001, their effective dates.

The cumulative effect of adopting these Statements on net income was less than $0.1 million. This amount represents the difference in accumulated net unrealized capital gains (losses) on the date of adoption, net of tax, resulting from the change in accounting for the conversion features embedded in our convertible fixed maturity securities. Income before cumulative effect of change in accounting for derivative instruments for the six-month period ended
June 30, 2001 was approximately $0.1 million less than what would have been recorded without the accounting change due primarily to a decrease in the fair value of these conversion features during the period. The fair value of the conversion features embedded in convertible fixed maturity securities is estimated using an option-pricing model. Except for the convertible fixed maturity securities, we do not own any other derivatives or embedded derivatives that are subject to the Statement.

3.  COINSURANCE AGREEMENT
On May 1, 2001, we entered into a coinsurance agreement with National Travelers Life Company (NTL) whereby we assumed 90% of NTL's traditional life, universal life and annuity business in force. In addition, we agreed to assume 50% of NTL's traditional life, universal life and annuity business issued subsequent to May 1, 2001. We received investments and other assets in consideration for the policy

                        EQUITRUST LIFE INSURANCE COMPANY
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3.  COINSURANCE AGREEMENT (CONTINUED)
liabilities assumed. Assets and liabilities recorded in connection with this agreement as of May 1, 2001 were as follows (dollars in thousands):

ASSETS
Investments                          $299,252
Cash                                      340
Deferred policy acquisition costs      35,499
Other assets                            5,048
                                     --------
    Total                            $340,139
                                     ========
LIABILITIES
Policy liabilities and accruals      $326,506
Other policyholder funds               10,450
Other liabilities                       3,183
                                     --------
    Total                            $340,139
                                     ========

4.  INVESTMENT OPERATIONS
All of our fixed maturity securities, comprised of bonds and redeemable preferred stocks, are designated as "available for sale" and are reported at market value. Unrealized gains and losses on these securities are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. The unrealized gains and losses included in accumulated other comprehensive income or loss are reduced by a provision for deferred income taxes.
The following table summarizes the components of net unrealized investment losses on fixed maturity securities classified as available for sale. There were no offsetting adjustments to deferred policy acquisition costs or unearned revenue reserve as such potential adjustments for unrealized losses were negligible at June 30, 2001 and December 31, 2000.

                                                              JUNE 30,   DECEMBER 31,
                                                              --------   ------------
                                                                2001         2000
                                                              -----------------------
                                                              (DOLLARS IN THOUSANDS)
Unrealized appreciation (depreciation) on fixed maturity
 securities                                                    $1,156        $(274)
Provision for deferred income taxes                              (406)          95
                                                              -----------------------
NET UNREALIZED INVESTMENT GAINS (LOSSES)                       $  750        $(179)
                                                              =======================

5.  COMMITMENTS AND CONTINGENCIES
In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At June 30, 2001, management is not aware of any claims for which a material loss is reasonably possible. Clarica Life -U.S., as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to the business with us prior to December 30, 1997.

We seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding insurance to other insurance enterprises. Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since all of our receivables are deemed to be collectible.

6.  SEGMENT INFORMATION
Prior to January 1, 2001, our life insurance segment was our only reportable operating segment. The life insurance segment included activities related to the sale of life insurance, annuities and accident and

                        EQUITRUST LIFE INSURANCE COMPANY
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6.  SEGMENT INFORMATION (CONTINUED)
health insurance products. Operations were aggregated into the same segment due to the similarity of the products, including the underlying economic characteristics, the method of distribution and the regulatory environment. During the first quarter of 2001, a financial reporting project to refine our line of business detail was completed. With the availability of more detailed line of business information, management now utilizes financial information regarding products that are aggregated into three product segments. These segments are (1) traditional annuity, (2) traditional and universal life insurance and (3) variable. We also have corporate capital that is aggregated into a corporate and other segment.

The traditional annuity segment consists of traditional annuities and supplementary contracts (some of which involve life contingencies). Traditional annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Traditional annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With these contracts, we bear the underlying investment risk and credit interest to the contracts at rates we determine.

The traditional and universal life insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The corporate and other segment consists primarily of investments and related investment income not specifically allocated to our product segments.

Financial information concerning our operating segments is as follows. Information for the years 2000 and 1999 has been restated to conform to the new segment presentation.


                                                               THREE MONTHS        SIX MONTHS ENDED
                                                              ENDED JUNE 30,           JUNE 30,
                                                            -------------------   -------------------
                                                              2001       2000       2001       2000
                                                            -----------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
Operating revenues:
Traditional annuity                                          $1,557     $  298    $  1,858   $    625
  Traditional and universal life                              5,355         --       5,355         --
  Variable                                                      432        283         764        382
  Corporate and other                                           138        475         558      1,003
                                                            -----------------------------------------
                                                              7,482      1,056       8,535      2,010
Realized losses on investments                                  (42)        --         (50)        --
                                                            -----------------------------------------
  Total revenues                                             $7,440     $1,056    $  8,485   $  2,010
                                                            =========================================
Net investment income:
  Traditional annuity                                        $1,524     $  285    $  1,820   $    602
  Traditional and universal life                              2,778         --       2,778         --
  Variable                                                       45         70          94         70
  Corporate and other                                            43        476         464      1,003
                                                            -----------------------------------------
  Total                                                      $4,390     $  831    $  5,156   $  1,675
                                                            =========================================

                        EQUITRUST LIFE INSURANCE COMPANY
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6.  SEGMENT INFORMATION (CONTINUED)


                                                               THREE MONTHS        SIX MONTHS ENDED
                                                              ENDED JUNE 30,           JUNE 30,
                                                            -------------------   -------------------
                                                              2001       2000       2001       2000
                                                            -----------------------------------------
                                                                     (DOLLARS IN THOUSANDS)
Amortization:
  Traditional annuity                                        $   21     $    1    $     21   $     (1)
  Traditional and universal life                                 12         --          12         --
  Variable                                                       20         19          39         39
  Corporate and other                                             5          1           6         (2)
                                                            -----------------------------------------
  Total                                                      $   58     $   21    $     78   $     36
                                                            =========================================
Pre-tax operating income (loss) from continuing
 operations:
  Traditional annuity                                        $  108     $  122    $    203   $    183
  Traditional and universal life                                908         --         908         --
  Variable                                                     (483)      (344)       (854)      (557)
  Corporate and other                                           137        475         558      1,003
                                                            -----------------------------------------
                                                                670        253         815        629
  Income taxes on operating income                             (192)       (81)       (354)      (201)
  Realized losses on investments, net (A)                       (27)        --         (33)        --
                                                            -----------------------------------------
  Income from continuing operations                          $  451     $  172    $    428   $    428
                                                            =========================================
Assets:
  Traditional annuity                                                             $139,491   $ 22,800
  Traditional and universal life                                                   266,727     15,625
  Variable                                                                          52,788     37,161
  Corporate and other                                                               13,170     29,003
                                                                                  -------------------
                                                                                   472,176    104,589
Unrealized gains (losses) on investments                                            41,156     (2,111)
  Other classification adjustments                                                    (559)        --
                                                                                  -------------------
  Total assets                                                                    $472,773   $102,478
                                                                                  ===================


                                                                TWELVE MONTHS ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2000         1999
                                                              -----------------------
                                                              (DOLLARS IN THOUSANDS)
Operating revenues:
  Traditional annuity                                          $  1,367     $  1,297
  Traditional and universal life                                     --           --
  Variable                                                          948          466
  Corporate and other                                             1,779        1,957
                                                              -----------------------
                                                                  4,094        3,720
Realized gains (losses) on investments                             (139)          44
                                                              -----------------------
  Total revenues                                               $  3,955     $  3,764
                                                              =======================

                        EQUITRUST LIFE INSURANCE COMPANY
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6.  SEGMENT INFORMATION (CONTINUED)

                                                                TWELVE MONTHS ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2000         1999
                                                              -----------------------
                                                              (DOLLARS IN THOUSANDS)
Net investment income:
  Traditional annuity                                          $  1,342     $  1,295
  Traditional and universal life                                     --           --
  Variable                                                          148           26
  Corporate and other                                             1,779        1,932
                                                              -----------------------
  Total                                                        $  3,269     $  3,253
                                                              =======================
Depreciation and amortization:
  Traditional annuity                                          $      5     $     19
  Traditional and universal life                                     --           --
  Variable                                                           77           77
  Corporate and other                                                 8           28
                                                              -----------------------
  Total                                                        $     90     $    124
                                                              =======================
Pre-tax operating income (loss) from continuing operations:
  Traditional annuity                                          $    313     $    245
  Traditional and universal life                                     --           --
  Variable                                                       (1,609)      (1,332)
  Corporate and other                                             1,779        1,957
                                                              -----------------------
                                                                    483          870
  Income tax benefit (expense) on operating income                   26         (209)
  Realized gains (losses) on investments, net (A)                   (91)          28
                                                              -----------------------
  Income from continuing operations                            $    418     $    689
                                                              =======================
Assets:
  Traditional annuity                                          $ 19,639     $ 25,855
  Traditional and universal life                                  5,687       25,995
  Variable                                                       42,934       22,537
  Corporate and other                                            28,144       29,276
                                                              -----------------------
                                                                 96,404      103,663
  Unrealized losses on investments                                 (274)      (2,342)
  Other classification adjustments                                   --          819
                                                              -----------------------
  Total assets                                                 $ 96,130     $102,140
                                                              =======================

(A) Amounts are net of income taxes attributable to gains and losses on investments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are analyzed net of any transactions between the segments.

                 (This page has been left blank intentionally.)

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Participants
EquiTrust Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of EquiTrust Life Variable Account II (comprised of the Value Growth, High Grade Bond, High Yield Bond, Money Market, Blue Chip, Appreciation, Disciplined Stock, Growth and Income, International Equity, Small Cap, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced and International Stock Subaccounts) as of December 31, 2000, and the related statements of operations and changes in net assets for the year ended December 31, 2000 and the period from January 21, 1999 (date operations commenced) through December 31, 1999. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the respective subaccounts of EquiTrust Life Variable Account II at December 31, 2000, and the individual and combined results of their operations and changes in their net assets for the periods described above in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 23, 2001

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                            STATEMENTS OF NET ASSETS
                               DECEMBER 31, 2000

ASSETS
Investments in EquiTrust Variable Insurance
  Series Fund:
  Value Growth Subaccount:
    Value Growth Portfolio, 11,605.00 shares at
     net asset value of $9.92 per share
     (cost: $103,597)                               $115,122
  High Grade Bond Subaccount:
    High Grade Bond Portfolio, 12,139.44 shares at
     net asset value of $9.82 per share
     (cost: $116,011)                                119,209
  High Yield Bond Subaccount:
    High Yield Bond Portfolio, 2,424.58 shares at
     net asset value of $8.82 per share
     (cost: $21,876)                                  21,385
  Money Market Subaccount:
    Money Market Portfolio, 9,171.27 shares at net
     asset value of $1.00 per share
     (cost: $9,171)                                    9,171
  Blue Chip Subaccount:
    Blue Chip Portfolio, 25,081.80 shares at net
     asset value of $39.29 per share
     (cost: $1,058,966)                              985,464
Investments in Dreyfus Variable Investment Fund:
  Appreciation Subaccount:
    Appreciation Portfolio, 10,946.51 shares at
     net asset value of $38.91 per share
     (cost: $432,911)                                425,929
  Disciplined Stock Subaccount:
    Disciplined Stock Portfolio, 37,044.13 shares
     at net asset value of $24.19 per share
     (cost: $961,708)                                896,098
  Growth and Income Subaccount:
    Growth and Income Portfolio, 8,653.64 shares
     at net asset value of $23.48 per share
     (cost: $213,653)                                203,187
  International Equity Subaccount:
    International Equity Portfolio, 8,566.53
     shares at net asset value of $15.34 per share
     (cost: $158,631)                                131,411
  Small Cap Subaccount:
    Small Cap Portfolio, 7,356.68 shares at net
     asset value of $40.30 per share
     (cost: $407,251)                                296,474
Investments in T. Rowe Price Equity Series, Inc.:
  Equity Income Subaccount:
    Equity Income Portfolio, 9,152.64 shares at
     net asset value of $19.55 per share
     (cost: $170,767)                                178,934
  Mid-Cap Growth Subaccount:
    Mid-Cap Growth Portfolio, 18,557.43 shares at
     net asset valueof $18.43 per share
     (cost: $331,965)                                342,013
  New America Growth Subaccount:
    New America Growth Portfolio, 22,743.75 shares
     at net asset valueof $20.91 per share
     (cost: $563,970)                                475,572
  Personal Strategy Balanced Subaccount:
    Personal Strategy Balanced Portfolio, 8,246.19
     shares at net assetvalue of $15.54 per share
     (cost: $130,691)                                128,146
  Investment in T. Rowe Price International
    Series, Inc.:
  International Stock Subaccount:
    International Stock Portfolio, 3,335.64 shares
     at net asset value of $15.07 per share
     (cost: $57,527)                                  50,268
                                                    --------
Total investments (cost: $4,738,695)                4,378,383
LIABILITIES                                               --
                                                    --------
COMBINED NET ASSETS                                 $4,378,383
                                                    ========

                                                                                        EXTENDED
                                                              UNITS       UNIT VALUE     VALUE
                                                          -------------   ----------   ----------
Net assets are represented by:
  Value Growth Subaccount                                 10,268.065935   $11.211616   $  115,122
  High Grade Bond Subaccount                              10,980.980469    10.855977      119,209
  High Yield Bond Subaccount                               2,128.597181    10.046419       21,385
  Money Market Subaccount                                    849.705997    10.793463        9,171
  Blue Chip Subaccount                                    92,417.733837    10.663148      985,464
  Appreciation Subaccount                                 38,401.947871    11.091332      425,929
  Disciplined Stock Subaccount                            84,846.851088    10.561353      896,098
  Growth and Income Subaccount                            18,644.525384    10.897971      203,187
  International Equity Subaccount                         10,050.848676    13.074577      131,411
  Small Cap Subaccount                                    21,901.279879    13.536841      296,474
  Equity Income Subaccount                                15,177.077503    11.789763      178,934
  Mid-Cap Growth Subaccount                               25,840.731908    13.235441      342,013
  New America Growth Subaccount                           49,119.298662     9.681973      475,572
  Personal Strategy Balanced Subaccount                   11,087.446150    11.557741      128,146
  International Stock Subaccount                           4,528.885530    11.099426       50,268
                                                                                       ----------
Combined net assets                                                                    $4,378,383
                                                                                       ==========

SEE ACCOMPANYING NOTES.

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                            STATEMENTS OF OPERATIONS

                                    COMBINED            VALUE GROWTH SUBACCOUNT
                           --------------------------  --------------------------
                                         PERIOD FROM                 PERIOD FROM
                                         JANUARY 21,                 JANUARY 21,
                                          1999 (DATE                  1999 (DATE
                                          OPERATIONS                  OPERATIONS
                                          COMMENCED)                  COMMENCED)
                            YEAR ENDED     THROUGH      YEAR ENDED     THROUGH
                           DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31
                               2000          1999          2000          1999
                           ------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income           $ 272,642      $18,409       $ 1,867       $    --
  Mortality and expense
    risk charges              (29,943)      (3,616)         (784)         (230)
                           ------------------------------------------------------
Net investment income
  (operating loss)            242,699       14,793         1,083          (230)
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions                7,627           87        (1,896)           57
  Change in unrealized
appreciation/depreciation
    of investments           (411,914)      51,602        15,144        (3,619)
                           ------------------------------------------------------
Net gain (loss) on
  investments                (404,287)      51,689        13,248        (3,562)
                           ------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations           $(161,588)     $66,482       $14,331       $(3,792)
                           ======================================================

                           HIGH GRADE BOND SUBACCOUNT  HIGH YIELD BOND SUBACCOUNT   MONEY MARKET SUBACCOUNT
                           --------------------------  --------------------------  --------------------------
                                         PERIOD FROM                 PERIOD FROM                 PERIOD FROM
                                         JANUARY 21,                 JANUARY 21,                 JANUARY 21,
                                          1999 (DATE                  1999 (DATE                  1999 (DATE
                                          OPERATIONS                  OPERATIONS                  OPERATIONS
                                          COMMENCED)                  COMMENCED)                  COMMENCED)
                            YEAR ENDED     THROUGH      YEAR ENDED     THROUGH      YEAR ENDED     THROUGH
                           DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31
                               2000          1999          2000          1999          2000          1999
                           ----------------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income             $6,683       $ 1,087        $ 950         $  98          $395          $28
  Mortality and expense
    risk charges                (834)         (153)        (103)          (11)          (61)          (5)
                           ----------------------------------------------------------------------------------
Net investment income
  (operating loss)             5,849           934          847            87           334           23
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions                (432)         (183)        (142)           (9)           --           --
  Change in unrealized
appreciation/depreciation
    of investments             4,240        (1,042)        (398)          (93)           --           --
                           ----------------------------------------------------------------------------------
Net gain (loss) on
  investments                  3,808        (1,225)        (540)         (102)           --           --
                           ----------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations             $9,657       $  (291)       $ 307         $ (15)         $334          $23
                           ==================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                              BLUE CHIP SUBACCOUNT      APPRECIATION SUBACCOUNT
                           --------------------------  --------------------------
                                         PERIOD FROM                 PERIOD FROM
                                         JANUARY 21,                 JANUARY 21,
                                          1999 (DATE                  1999 (DATE
                                          OPERATIONS                  OPERATIONS
                                          COMMENCED)                  COMMENCED)
                            YEAR ENDED     THROUGH      YEAR ENDED     THROUGH
                           DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31
                               2000          1999          2000          1999
                           ------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income            $ 15,390      $    --       $  7,331       $1,259
  Mortality and expense
    risk charges               (7,337)        (418)        (2,530)        (531)
                           ------------------------------------------------------
Net investment income
  (operating loss)              8,053         (418)         4,801          728
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions                1,126          444          1,831         (432)
  Change in unrealized
appreciation/depreciation
    of investments            (83,329)       9,827        (13,918)       6,936
                           ------------------------------------------------------
Net gain (loss) on
  investments                 (82,203)      10,271        (12,087)       6,504
                           ------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations            $(74,150)     $ 9,853       $ (7,286)      $7,232
                           ======================================================

                           DISCIPLINED STOCK SUBACCOUNT  GROWTH AND INCOME SUBACCOUNT  INTERNATIONAL EQUITY SUBACCOUNT
                           ----------------------------  ----------------------------  --------------------------------
                                           PERIOD FROM                   PERIOD FROM                      PERIOD FROM
                                           JANUARY 21,                   JANUARY 21,                      JANUARY 21,
                                           1999 (DATE                    1999 (DATE                       1999 (DATE
                                           OPERATIONS                    OPERATIONS                       OPERATIONS
                                           COMMENCED)                    COMMENCED)                       COMMENCED)
                            YEAR ENDED       THROUGH      YEAR ENDED       THROUGH       YEAR ENDED         THROUGH
                            DECEMBER 31    DECEMBER 31    DECEMBER 31    DECEMBER 31     DECEMBER 31      DECEMBER 31
                               2000           1999           2000           1999            2000             1999
                           --------------------------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income             $  9,748       $ 2,991        $  8,207        $2,991         $ 15,281           $114
  Mortality and expense
    risk charges                (7,118)       (1,024)         (1,236)         (344)            (587)            (6)
                           --------------------------------------------------------------------------------------------
Net investment income
  (operating loss)               2,630         1,967           6,971         2,647           14,694            108
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions                 6,276           259             886           165           (3,067)            43
  Change in unrealized
appreciation/depreciation
    of investments             (90,543)       24,933         (14,872)        4,406          (27,893)           673
                           --------------------------------------------------------------------------------------------
Net gain (loss) on
  investments                  (84,267)       25,192         (13,986)        4,571          (30,960)           716
                           --------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations             $(81,637)      $27,159        $ (7,015)       $7,218         $(16,266)          $824
                           ============================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                              SMALL CAP SUBACCOUNT      EQUITY INCOME SUBACCOUNT
                           --------------------------  --------------------------
                                         PERIOD FROM                 PERIOD FROM
                                         JANUARY 21,                 JANUARY 21,
                                          1999 (DATE                  1999 (DATE
                                          OPERATIONS                  OPERATIONS
                                          COMMENCED)                  COMMENCED)
                            YEAR ENDED     THROUGH      YEAR ENDED     THROUGH
                           DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31
                               2000          1999          2000          1999
                           ------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income           $ 128,086       $   --       $10,645       $ 3,094
  Mortality and expense
    risk charges               (1,541)        (133)         (978)         (259)
                           ------------------------------------------------------
Net investment income
  (operating loss)            126,545         (133)        9,667         2,835
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions                2,611          215        (4,220)           53
  Change in unrealized
appreciation/depreciation
    of investments           (115,295)       4,518        13,688        (5,521)
                           ------------------------------------------------------
Net gain (loss) on
  investments                (112,684)       4,733         9,468        (5,468)
                           ------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations           $  13,861       $4,600       $19,135       $(2,633)
                           ======================================================


SEE ACCOMPANYING NOTES.

                                                           NEW AMERICA GROWTH      PERSONAL STRATEGY BALANCEC
                           MID-CAP GROWTH SUBACCOUNT           SUBACCOUNT                  SUBACCOUNT
                           --------------------------  --------------------------  --------------------------
                                         PERIOD FROM                 PERIOD FROM                 PERIOD FROM
                                         JANUARY 21,                 JANUARY 21,                 JANUARY 21,
                                          1999 (DATE                  1999 (DATE                  1999 (DATE
                                          OPERATIONS                  OPERATIONS                  OPERATIONS
                                          COMMENCED)                  COMMENCED)                  COMMENCED)
                            YEAR ENDED     THROUGH      YEAR ENDED     THROUGH      YEAR ENDED     THROUGH
                           DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31
                               2000          1999          2000          1999          2000          1999
                           ----------------------------------------------------------------------------------
Net investment income
  (operating loss):
  Dividend income            $ 5,577        $  912       $ 52,117       $5,036        $8,534        $ 720
  Mortality and expense
    risk charges              (1,864)         (231)        (4,006)        (204)         (704)         (52)
                           ----------------------------------------------------------------------------------
Net investment income
  (operating loss)             3,713           681         48,111        4,832         7,830          668
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions               5,470           220           (656)        (900)         (139)          23
  Change in unrealized
appreciation/depreciation
    of investments             2,090         7,958        (90,301)       1,903        (2,397)        (148)
                           ----------------------------------------------------------------------------------
Net gain (loss) on
  investments                  7,560         8,178        (90,957)       1,003        (2,536)        (125)
                           ----------------------------------------------------------------------------------
Net increase (decrease)
  in net assets resulting
  from operations            $11,273        $8,859       $(42,846)      $5,835        $5,294        $ 543
                           ==================================================================================

                              INTERNATIONAL STOCK
                                   SUBACCOUNT
                           --------------------------
                                         PERIOD FROM
                                         JANUARY 21,
                                          1999 (DATE
                                          OPERATIONS
                                          COMMENCED)
                            YEAR ENDED     THROUGH
                           DECEMBER 31   DECEMBER 31
                               2000          1999
                           --------------------------
Net investment income
  (operating loss):
  Dividend income            $ 1,831        $   79
  Mortality and expense
    risk charges                (260)          (15)
                           --------------------------
Net investment income
  (operating loss)             1,571            64
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
    (loss) from
    investment
    transactions                 (21)          132
  Change in unrealized
appreciation/depreciation
    of investments            (8,130)          871
                           --------------------------
Net gain (loss) on
  investments                 (8,151)        1,003
                           --------------------------
Net increase (decrease)
  in net assets resulting
  from operations            $(6,580)       $1,067
                           ==========================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       COMBINED            VALUE GROWTH SUBACCOUNT
                                               -------------------------  -------------------------
                                                            PERIOD FROM                PERIOD FROM
                                                            JANUARY 21,                JANUARY 21,
                                                             1999 (DATE                 1999 (DATE
                                                             OPERATIONS                 OPERATIONS
                                                             COMMENCED)                 COMMENCED)
                                               YEAR ENDED     THROUGH     YEAR ENDED     THROUGH
                                               DECEMBER 31  DECEMBER 31   DECEMBER 31  DECEMBER 31
                                                  2000          1999         2000          1999
                                               ----------------------------------------------------
Operations:
  Net investment income (operating loss)       $  242,699    $   14,793    $  1,083      $  (230)
  Net realized gain (loss) from investment
    transactions                                    7,627            87      (1,896)          57
  Change in unrealized
    appreciation/depreciation of investments     (411,914)       51,602      15,144       (3,619)
                                               ----------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      (161,588)       66,482      14,331       (3,792)

Capital share transactions:
  Transfers of net premiums                     1,462,998       456,842      18,760        2,981
  Transfers of surrenders and death benefits       (3,527)      (73,732)         --       (2,556)
  Transfers of administrative charges            (397,118)           --     (13,614)          --
  Transfers between subaccounts, including
    fixed interest subaccount                   2,223,946       804,080       8,825       90,187
                                               ----------------------------------------------------
Net increase in net assets resulting from
  capital share transactions                    3,286,299     1,187,190      13,971       90,612
                                               ----------------------------------------------------
Total increase in net assets                    3,124,711     1,253,672      28,302       86,820

Net assets at beginning of period               1,253,672            --      86,820           --
                                               ----------------------------------------------------
Net assets at end of period                    $4,378,383    $1,253,672    $115,122      $86,820
                                               ====================================================

SEE ACCOMPANYING NOTES.

                                               HIGH GRADE BOND SUBACCOUNT  HIGH YIELD BOND SUBACCOUNT   MONEY MARKET SUBACCOUNT
                                               --------------------------  --------------------------  -------------------------
                                                             PERIOD FROM                 PERIOD FROM                PERIOD FROM
                                                             JANUARY 21,                 JANUARY 21,                JANUARY 21,
                                                              1999 (DATE                  1999 (DATE                 1999 (DATE
                                                              OPERATIONS                  OPERATIONS                 OPERATIONS
                                                              COMMENCED)                  COMMENCED)                 COMMENCED)
                                                YEAR ENDED     THROUGH      YEAR ENDED     THROUGH     YEAR ENDED     THROUGH
                                               DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31   DECEMBER 31  DECEMBER 31
                                                   2000          1999          2000          1999         2000          1999
                                               ---------------------------------------------------------------------------------
Operations:
  Net investment income (operating loss)         $  5,849      $   934       $   847        $   87       $  334        $   23
  Net realized gain (loss) from investment
    transactions                                     (432)        (183)         (142)           (9)          --            --
  Change in unrealized
    appreciation/depreciation of investments        4,240       (1,042)         (398)          (93)          --            --
                                               ---------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         9,657         (291)          307           (15)         334            23

Capital share transactions:
  Transfers of net premiums                        27,176       10,135         9,188         3,314        3,278           310
  Transfers of surrenders and death benefits         (281)      (3,183)          (88)         (462)         (11)         (814)
  Transfers of administrative charges             (13,423)          --        (2,169)           --       (1,622)           --
  Transfers between subaccounts, including
    fixed interest subaccount                      17,523       71,896         9,732         1,578        2,796         4,877
                                               ---------------------------------------------------------------------------------
Net increase in net assets resulting from
  capital share transactions                       30,995       78,848        16,663         4,430        4,441         4,373
                                               ---------------------------------------------------------------------------------
Total increase in net assets                       40,652       78,557        16,970         4,415        4,775         4,396

Net assets at beginning of period                  78,557           --         4,415            --        4,396            --
                                               ---------------------------------------------------------------------------------
Net assets at end of period                      $119,209      $78,557       $21,385        $4,415       $9,171        $4,396
                                               =================================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            BLUE CHIP SUBACCOUNT      APPRECIATION SUBACCOUNT
                                          -------------------------  -------------------------
                                                       PERIOD FROM                PERIOD FROM
                                                       JANUARY 21,                JANUARY 21,
                                                        1999 (DATE                 1999 (DATE
                                                        OPERATIONS                 OPERATIONS
                                                        COMMENCED)                 COMMENCED)
                                          YEAR ENDED     THROUGH     YEAR ENDED     THROUGH
                                          DECEMBER 31  DECEMBER 31   DECEMBER 31  DECEMBER 31
                                             2000          1999         2000          1999
                                          ----------------------------------------------------
Operations:
  Net investment income (operating loss)   $  8,053      $   (418)    $  4,801      $    728
  Net realized gain (loss) from
    investment transactions                   1,126           444        1,831          (432)
  Change in unrealized
    appreciation/depreciation of
    investments                             (83,329)        9,827      (13,918)        6,936
                                          ----------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 (74,150)        9,853       (7,286)        7,232

Capital share transactions:
  Transfers of net premiums                 278,963        30,619      204,627        52,369
  Transfers of surrenders and death
    benefits                                   (407)      (12,241)        (559)      (16,500)
  Transfers of administrative charges       (80,858)           --      (57,389)           --
  Transfers between subaccounts,
    including fixed interest subaccount     674,912       158,773      143,750        99,685
                                          ----------------------------------------------------
Net increase in net assets resulting
  from capital share transactions           872,610       177,151      290,429       135,554
                                          ----------------------------------------------------
Total increase in net assets                798,460       187,004      283,143       142,786

Net assets at beginning of period           187,004            --      142,786            --
                                          ----------------------------------------------------
Net assets at end of period                $985,464      $187,004     $425,929      $142,786
                                          ====================================================

SEE ACCOMPANYING NOTES.

                                          DISCIPLINED STOCK SUBACCOUNT  GROWTH AND INCOME SUBACCOUNT
                                          ----------------------------  ----------------------------
                                                          PERIOD FROM                   PERIOD FROM
                                                          JANUARY 21,                   JANUARY 21,
                                                          1999 (DATE                    1999 (DATE
                                                          OPERATIONS                    OPERATIONS
                                                          COMMENCED)                    COMMENCED)
                                           YEAR ENDED       THROUGH      YEAR ENDED       THROUGH
                                           DECEMBER 31    DECEMBER 31    DECEMBER 31    DECEMBER 31
                                              2000           1999           2000           1999
                                          ----------------------------------------------------------
Operations:
  Net investment income (operating loss)     $  2,630       $  1,967       $  6,971       $ 2,647
  Net realized gain (loss) from
    investment transactions                     6,276            259            886           165
  Change in unrealized
    appreciation/depreciation of
    investments                               (90,543)        24,933        (14,872)        4,406
                                          ----------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   (81,637)        27,159         (7,015)        7,218

Capital share transactions:
  Transfers of net premiums                   221,212        135,265         91,641        35,620
  Transfers of surrenders and death
    benefits                                     (180)       (10,901)          (552)       (3,574)
  Transfers of administrative charges         (61,084)            --        (18,425)           --
  Transfers between subaccounts,
    including fixed interest subaccount       510,470        155,794         46,630        51,644
                                          ----------------------------------------------------------
Net increase in net assets resulting
  from capital share transactions             670,418        280,158        119,294        83,690
                                          ----------------------------------------------------------
Total increase in net assets                  588,781        307,317        112,279        90,908

Net assets at beginning of period             307,317             --         90,908            --
                                          ----------------------------------------------------------
Net assets at end of period                  $896,098       $307,317       $203,187       $90,908
                                          ==========================================================

                                          INTERNATIONAL EQUITY SUBACCOUNT
                                          --------------------------------
                                                             PERIOD FROM
                                                             JANUARY 21,
                                                             1999 (DATE
                                                             OPERATIONS
                                                             COMMENCED)
                                            YEAR ENDED         THROUGH
                                            DECEMBER 31      DECEMBER 31
                                               2000             1999
                                          --------------------------------
Operations:
  Net investment income (operating loss)      $ 14,694          $  108
  Net realized gain (loss) from
    investment transactions                     (3,067)             43
  Change in unrealized
    appreciation/depreciation of
    investments                                (27,893)            673
                                          --------------------------------
Net increase (decrease) in net assets
  resulting from operations                    (16,266)            824
Capital share transactions:
  Transfers of net premiums                     66,588             476
  Transfers of surrenders and death
    benefits                                       (22)           (180)
  Transfers of administrative charges          (15,716)             --
  Transfers between subaccounts,
    including fixed interest subaccount         93,552           2,155
                                          --------------------------------
Net increase in net assets resulting
  from capital share transactions              144,402           2,451
                                          --------------------------------
Total increase in net assets                   128,136           3,275
Net assets at beginning of period                3,275              --
                                          --------------------------------
Net assets at end of period                   $131,411          $3,275
                                          ================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                 SMALL CAP SUBACCOUNT     EQUITY INCOME SUBACCOUNT
                                               -------------------------  -------------------------
                                                            PERIOD FROM                PERIOD FROM
                                                            JANUARY 21,                JANUARY 21,
                                                             1999 (DATE                 1999 (DATE
                                                             OPERATIONS                 OPERATIONS
                                                             COMMENCED)                 COMMENCED)
                                               YEAR ENDED     THROUGH     YEAR ENDED     THROUGH
                                               DECEMBER 31  DECEMBER 31   DECEMBER 31  DECEMBER 31
                                                  2000          1999         2000          1999
                                               ----------------------------------------------------
Operations:
  Net investment income (operating loss)        $126,545      $  (133)     $  9,667      $ 2,835
  Net realized gain (loss) from investment
    transactions                                   2,611          215        (4,220)          53
  Change in unrealized
    appreciation/depreciation of investments    (115,295)       4,518        13,688       (5,521)
                                               ----------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       13,861        4,600        19,135       (2,633)

Capital share transactions:
  Transfers of net premiums                      132,906       45,639        60,521       27,415
  Transfers of surrenders and death benefits        (163)      (3,732)         (103)      (2,329)
  Transfers of administrative charges            (33,086)          --        (8,300)          --
  Transfers between subaccounts, including
    fixed interest subaccount                    111,777       24,672        46,477       38,751
                                               ----------------------------------------------------
Net increase in net assets resulting from
  capital share transactions                     211,434       66,579        98,595       63,837
                                               ----------------------------------------------------
Total increase in net assets                     225,295       71,179       117,730       61,204

Net assets at beginning of period                 71,179           --        61,204           --
                                               ----------------------------------------------------
Net assets at end of period                     $296,474      $71,179      $178,934      $61,204
                                               ====================================================

SEE ACCOMPANYING NOTES.

                                                                              NEW AMERICA GROWTH          PERSONAL STRATEGY
                                               MID-CAP GROWTH SUBACCOUNT          SUBACCOUNT             BALANCED SUBACCOUNT
                                               --------------------------  -------------------------  -------------------------
                                                             PERIOD FROM                PERIOD FROM                PERIOD FROM
                                                             JANUARY 21,                JANUARY 21,                JANUARY 21,
                                                              1999 (DATE                 1999 (DATE                 1999 (DATE
                                                              OPERATIONS                 OPERATIONS                 OPERATIONS
                                                              COMMENCED)                 COMMENCED)                 COMMENCED)
                                                YEAR ENDED     THROUGH     YEAR ENDED     THROUGH     YEAR ENDED     THROUGH
                                               DECEMBER 31   DECEMBER 31   DECEMBER 31  DECEMBER 31   DECEMBER 31  DECEMBER 31
                                                   2000          1999         2000          1999         2000          1999
                                               --------------------------------------------------------------------------------
Operations:
  Net investment income (operating loss)         $  3,713      $   681      $ 48,111      $ 4,832      $  7,830      $   668
  Net realized gain (loss) from investment
    transactions                                    5,470          220          (656)        (900)         (139)          23
  Change in unrealized
    appreciation/depreciation of investments        2,090        7,958       (90,301)       1,903        (2,397)        (148)
                                               --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        11,273        8,859       (42,846)       5,835         5,294          543

Capital share transactions:
  Transfers of net premiums                       145,446       49,652       102,845       53,566        70,355        7,308
  Transfers of surrenders and death benefits         (609)      (7,069)         (100)      (6,401)         (298)      (2,830)
  Transfers of administrative charges             (37,603)          --       (30,257)          --       (15,243)          --
  Transfers between subaccounts, including
    fixed interest subaccount                     131,352       40,712       346,772       46,158        49,863       13,154
                                               --------------------------------------------------------------------------------
Net increase in net assets resulting from
  capital share transactions                      238,586       83,295       419,260       93,323       104,677       17,632
                                               --------------------------------------------------------------------------------
Total increase in net assets                      249,859       92,154       376,414       99,158       109,971       18,175

Net assets at beginning of period                  92,154           --        99,158           --        18,175           --
                                               --------------------------------------------------------------------------------
Net assets at end of period                      $342,013      $92,154      $475,572      $99,158      $128,146      $18,175
                                               ================================================================================

                                                  INTERNATIONAL STOCK
                                                      SUBACCOUNT
                                               -------------------------
                                                            PERIOD FROM
                                                            JANUARY 21,
                                                             1999 (DATE
                                                             OPERATIONS
                                                             COMMENCED)
                                               YEAR ENDED     THROUGH
                                               DECEMBER 31  DECEMBER 31
                                                  2000          1999
                                               -------------------------
Operations:
  Net investment income (operating loss)         $ 1,571       $   64
  Net realized gain (loss) from investment
    transactions                                     (21)         132
  Change in unrealized
    appreciation/depreciation of investments      (8,130)         871
                                               -------------------------
Net increase (decrease) in net assets
  resulting from operations                       (6,580)       1,067
Capital share transactions:
  Transfers of net premiums                       29,492        2,173
  Transfers of surrenders and death benefits        (154)        (960)
  Transfers of administrative charges             (8,329)          --
  Transfers between subaccounts, including
    fixed interest subaccount                     29,515        4,044
                                               -------------------------
Net increase in net assets resulting from
  capital share transactions                      50,524        5,257
                                               -------------------------
Total increase in net assets                      43,944        6,324
Net assets at beginning of period                  6,324           --
                                               -------------------------
Net assets at end of period                      $50,268       $6,324
                                               =========================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

1.  SIGNIFICANT ACCOUNTING POLICIES
EquiTrust Life Variable Account II (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within EquiTrust Life Insurance Company (the Company) to fund flexible premium variable universal life insurance policies. The Account commenced operations on January 21, 1999.

The Account has available fifteen separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of EquiTrust Variable Insurance Series Fund, Dreyfus Variable Investment Fund, T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (the Funds), which are open-end, diversified management investment companies. Contract owners also may direct investments to a fixed interest subaccount held in the general assets of the Company.

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments.

Dividends paid to the Account are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2.  EXPENSE CHARGES
The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 7% premium expense charge up to the target premium, as defined, and 2% for each premium over the target premium. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

COST OF INSURANCE: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. Also, the cost of insurance includes a flat monthly administration charge of $5.00 and a first year monthly charge based on age and amount of insurance inforce (plus $5.00 per month). The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial contract surrender. A surrender charge is applicable for all full policy surrenders or lapses in the first six years of the policy or within six years

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000

2.  EXPENSE CHARGES (CONTINUED)
following an increase in minimum death benefit. This surrender charge varies by age, sex, policy year and other factors as described in the Account's prospectus.

3.  FEDERAL INCOME TAXES
The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

4.  INVESTMENT TRANSACTIONS
The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

                                                              PERIOD FROM JANUARY 21,
                                                               1999 (DATE OPERATIONS
                                          YEAR ENDED            COMMENCED) THROUGH
                                       DECEMBER 31, 2000         DECEMBER 31, 1999
                                     ---------------------   -------------------------
                                     PURCHASES     SALES      PURCHASES       SALES
                                     ---------------------   -------------------------
Value Growth Subaccount              $   33,674   $ 18,620    $   95,892     $  5,510
High Grade Bond Subaccount               60,135     23,291        85,772        5,990
High Yield Bond Subaccount               20,960      3,450         4,810          293
Money Market Subaccount                   6,053      1,278         5,460        1,064
Blue Chip Subaccount                    925,505     44,842       183,796        7,063
Appreciation Subaccount                 324,037     28,807       153,457       17,175
Disciplined Stock Subaccount            742,128     69,080       287,729        5,604
Growth and Income Subaccount            138,099     11,834        88,290        1,953
International Equity Subaccount         177,332     18,236         3,168          609
Small Cap Subaccount                    351,715     13,736        68,259        1,813
Equity Income Subaccount                138,611     30,349        70,952        4,280
Mid-Cap Growth Subaccount               268,958     26,659        86,332        2,356
New America Growth Subaccount           481,440     14,069       110,748       12,593
Personal Strategy Balanced
  Subaccount                            120,675      8,168        19,549        1,249
International Stock Subaccount           61,534      9,439        11,594        6,273
                                     ---------------------   -------------------------
Combined                             $3,850,856   $321,858    $1,275,808     $ 73,825
                                     =====================   =========================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000

5.  SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Transactions in units of each subaccount were as follows:

                                           UNITS SOLD           UNITS REDEEMED          NET INCREASE
                                      ---------------------   -------------------   ---------------------
                                       UNITS       AMOUNT      UNITS      AMOUNT     UNITS       AMOUNT
                                      -------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
Value Growth Subaccount                 3,132    $   31,806     1,824    $ 17,835     1,308    $   13,971
High Grade Bond Subaccount              5,228        53,452     2,218      22,457     3,010        30,995
High Yield Bond Subaccount              2,014        20,010       334       3,347     1,680        16,663
Money Market Subaccount                   537         5,658       115       1,217       422         4,441
Blue Chip Subaccount                   79,765       910,115     3,247      37,505    76,518       872,610
Appreciation Subaccount                28,017       316,705     2,308      26,276    25,709       290,429
Disciplined Stock Subaccount           63,945       732,379     5,400      61,961    58,545       670,418
Growth and Income Subaccount           11,579       129,893       940      10,599    10,639       119,294
International Equity Subaccount        11,042       162,051     1,200      17,649     9,842       144,402
Small Cap Subaccount                   16,746       223,629       870      12,195    15,876       211,434
Equity Income Subaccount               12,150       127,966     2,824      29,371     9,326        98,595
Mid-Cap Growth Subaccount              20,174       263,381     1,841      24,795    18,333       238,586
New America Growth Subaccount          40,948       429,323       954      10,063    39,994       419,260
Personal Strategy Balanced
  Subaccount                           10,102       112,141       664       7,464     9,438       104,677
International Stock Subaccount          4,818        59,703       754       9,179     4,064        50,524
                                      -------------------------------------------------------------------
Combined                              310,197    $3,578,212    25,493    $291,913   284,704    $3,286,299
                                      ===================================================================
PERIOD FROM JANUARY 21, 1999 (DATE
  OPERATIONS COMMENCED) THROUGH
  DECEMBER 31, 1999
Value Growth Subaccount                 9,486    $   95,892       526    $  5,280     8,960    $   90,612
High Grade Bond Subaccount              8,562        84,686       591       5,838     7,971        78,848
High Yield Bond Subaccount                478         4,712        29         282       449         4,430
Money Market Subaccount                   533         5,432       105       1,059       428         4,373
Blue Chip Subaccount                   16,520       183,796       621       6,645    15,899       177,151
Appreciation Subaccount                14,305       152,198     1,612      16,644    12,693       135,554
Disciplined Stock Subaccount           26,749       284,738       447       4,580    26,302       280,158
Growth and Income Subaccount            8,157        85,298       152       1,608     8,005        83,690
International Equity Subaccount           265         3,055        56         604       209         2,451
Small Cap Subaccount                    6,181        68,259       156       1,680     6,025        66,579
Equity Income Subaccount                6,248        67,858       397       4,021     5,851        63,837
Mid-Cap Growth Subaccount               7,703        85,420       195       2,125     7,508        83,295
New America Growth Subaccount          10,443       105,713     1,318      12,390     9,125        93,323
Personal Strategy Balanced
  Subaccount                            1,761        18,829       112       1,197     1,649        17,632
International Stock Subaccount          1,032        11,515       567       6,258       465         5,257
                                      -------------------------------------------------------------------
Combined                              118,423    $1,257,401     6,884    $ 70,211   111,539    $1,187,190
                                      ===================================================================

                       EQUITRUST LIFE VARIABLE ACCOUNT II
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2000

6.  NET ASSETS

The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 2000 consisted of:

                                                                       VALUE      HIGH GRADE    HIGH YIELD       MONEY
                                                                      GROWTH         BOND          BOND         MARKET
                                                        COMBINED    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                       ------------------------------------------------------------------
Paid-in capital                                        $4,473,489    $104,583      $109,843       $21,093       $8,814
Accumulated undistributed net investment income           257,492         853         6,783           934          357
Accumulated undistributed net realized gain (loss)
  from investment transactions                              7,714      (1,839)         (615)         (151)          --
Net unrealized appreciation (depreciation) of
  investments                                            (360,312)     11,525         3,198          (491)          --
                                                       ----------    --------      --------       -------       ------
Net assets                                             $4,378,383    $115,122      $119,209       $21,385       $9,171
                                                       ==========    ========      ========       =======       ======

                                                                                                           GROWTH
                                                                                           DISCIPLINED       AND
                                                               BLUE CHIP    APPRECIATION      STOCK        INCOME
                                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                              ------------------------------------------------------
Paid-in capital                                               $1,049,761      $425,983      $950,576      $202,984
Accumulated undistributed net investment income                    7,635         5,529         4,597         9,618
Accumulated undistributed net realized gain (loss) from
  investment transactions                                          1,570         1,399         6,535         1,051
Net unrealized depreciation of investments                       (73,502)       (6,982)      (65,610)      (10,466)
                                                              ----------      --------      --------      --------
Net assets                                                    $  985,464      $425,929      $896,098      $203,187
                                                              ==========      ========      ========      ========

                                                              INTERNATIONAL                   EQUITY        MID-CAP
                                                                 EQUITY        SMALL CAP      INCOME        GROWTH
                                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                              -------------------------------------------------------
Paid-in capital                                                 $ 146,853      $278,013      $162,432      $321,881
Accumulated undistributed net investment income                    14,802       126,412        12,502         4,394
Accumulated undistributed net realized gain (loss) from
  investment transactions                                          (3,024)        2,826        (4,167)        5,690
Net unrealized appreciation (depreciation) of investments         (27,220)     (110,777)        8,167        10,048
                                                                ---------      --------      --------      --------
Net assets                                                      $ 131,411      $296,474      $178,934      $342,013
                                                                =========      ========      ========      ========

                                                                              PERSONAL
                                                              NEW AMERICA     STRATEGY     INTERNATIONAL
                                                                 GROWTH       BALANCED         STOCK
                                                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                              ------------------------------------------
Paid-in capital                                                 $512,583      $122,309        $55,781
Accumulated undistributed net investment income                   52,943         8,498          1,635
Accumulated undistributed net realized gain (loss) from
  investment transactions                                         (1,556)         (116)           111
Net unrealized appreciation (depreciation) of investments        (88,398)       (2,545)        (7,259)
                                                                --------      --------        -------
Net assets                                                      $475,572      $128,146        $50,268
                                                                ========      ========        =======

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
EquiTrust Life Insurance Company

We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2000 and 1999, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 5, 2001

                        EQUITRUST LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   DECEMBER 31,
                                -------------------
                                  2000       1999
                                -------------------
ASSETS
Investments:
  Fixed maturities--available
    for sale, at market
    (amortized cost:
    2000--$43,662;
    1999--$46,261)              $43,388    $ 43,919
  Policy loans                       76          --
  Short-term investments          3,030       5,363
                                -------------------
Total investments                46,494      49,282
Cash and cash equivalents           790       1,249
Accrued investment income           396         432
Reinsurance recoverable           6,472      29,319
Deferred policy acquisition
  costs                           3,796       1,240
Current income taxes
  recoverable                       494          --
Deferred income taxes                --         943
Goodwill, less accumulated
  amortization of $226 in 2000
  and $150 in 1999                1,308       1,384
Other assets                        470         695
Assets held in separate
  accounts                       35,910      17,596
                                -------------------
Total assets                    $96,130    $102,140
                                ===================
LIABILITIES AND STOCKHOLDER'S
  EQUITY
Liabilities:
  Policy liabilities and
    accruals:
    Future policy benefits:
      Interest sensitive
        products                 23,922      41,703
      Traditional life
        insurance                   800       8,958
      Unearned revenue reserve       88          21
    Other policy claims and
      benefits                      463         525
                                -------------------
                                 25,273      51,207
Other policyholders'
  funds--supplementary
  contracts without life
  contingencies                     102          --
Amounts payable to affiliates       822         664
Current income taxes payable         --         268
Deferred income taxes               189          --
Other liabilities                   514         847
Liabilities related to
  separate accounts              35,910      17,596
                                -------------------
Total liabilities                62,810      70,582
COMMITMENTS AND CONTINGENCIES
Stockholder's equity:
  Common stock, par value
    $1,500 per
    share--authorized 2,500
    shares, issued and
    outstanding 2,000 shares      3,000       3,000
  Additional paid-in capital     28,998      28,998
  Accumulated other
    comprehensive loss             (179)     (1,523)
  Retained earnings               1,501       1,083
                                -------------------
Total stockholder's equity       33,320      31,558
                                -------------------
Total liabilities and
  stockholder's equity          $96,130    $102,140
                                ===================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)

                                     YEAR ENDED DECEMBER 31,
                                ----------------------------------
                                   2000        1999        1998
                                ----------------------------------
Revenues:
  Interest sensitive product
    charges                     $      677  $      191  $        6
  Net investment income              3,269       3,253       1,415
  Realized gains (losses) on
    investments                       (139)         44          26
  Other income                         148         276         149
                                ----------------------------------
Total revenues                       3,955       3,764       1,596
Benefits and expenses:
  Interest sensitive product
    benefits                         1,008       1,078          94
  Underwriting, acquisition
    and insurance expenses           2,603       1,772         961
                                ----------------------------------
Total benefits and expenses          3,611       2,850       1,055
                                ----------------------------------
                                       344         914         541
Income tax expense (benefit)           (74)        225         183
                                ----------------------------------
Net income                      $      418  $      689  $      358
                                ==================================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (DOLLARS IN THOUSANDS)

                                                                     ACCUMULATED
                                                       ADDITIONAL       OTHER                      TOTAL
                                             COMMON     PAID-IN     COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                             STOCK      CAPITAL     INCOME (LOSS)   EARNINGS      EQUITY
                                            ----------------------------------------------------------------
Balance at January 1, 1998                   $3,000      $ 6,658       $    --       $   36       $ 9,694
  Comprehensive income:
    Net income for 1998                          --           --            --          358           358
    Change in net unrealized investment
      gains/ losses                              --           --           388           --           388
                                                                                                  -------
  Total comprehensive income                                                                          746
  Capital contribution from parent               --       22,340            --           --        22,340
                                            ----------------------------------------------------------------
Balance at December 31, 1998                  3,000       28,998           388          394        32,780
  Comprehensive income (loss):
    Net income for 1999                          --           --            --          689           689
    Change in net unrealized investment
      gains/ losses                              --           --        (1,911)          --        (1,911)
                                                                                                  -------
  Total comprehensive loss                                                                         (1,222)
                                            ----------------------------------------------------------------
Balance at December 31, 1999                  3,000       28,998        (1,523)       1,083        31,558
  Comprehensive income:
    Net income for 2000                          --           --            --          418           418
    Change in net unrealized investment
      gains/ losses                              --           --         1,344           --         1,344
                                                                                                  -------
  Total comprehensive income                                                                        1,762
                                            ----------------------------------------------------------------
Balance at December 31, 2000                 $3,000      $28,998       $  (179)      $1,501       $33,320
                                            ================================================================

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
OPERATING ACTIVITIES
Net income                                                    $    418   $    689   $    358
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Adjustments related to interest sensitive products:
    Interest credited to account balances                          927      1,034         94
    Charges for mortality and administration                      (763)      (246)        (5)
    Deferral of unearned revenues                                   68         20          1
    Amortization of unearned revenue reserve                        (1)        --         --
  Provision for amortization                                        90        124        113
  Realized losses (gains) on investments                           139        (44)       (26)
  Policy acquisition costs deferred                             (2,630)    (1,171)       (60)
  Amortization of deferred policy acquisition costs                 74         (9)        --
  Provision for deferred income taxes                              408         29       (152)
  Other                                                           (740)       255        975
                                                              ------------------------------
Net cash provided by (used in) operating activities             (2,010)       681      1,298
INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
  Fixed maturities--available for sale                           4,821      8,481      1,801
  Policy loans                                                     122         --         --
  Short-term investments--net                                    2,333     17,617         --
                                                              ------------------------------
                                                                 7,276     26,098      1,801
Acquisition of investments:
  Fixed maturities--available for sale                          (2,373)   (24,424)   (11,782)
  Policy loans                                                    (198)        --         --
  Short-term investments--net                                       --         --    (20,388)
                                                              ------------------------------
                                                                (2,571)   (24,424)   (32,170)
                                                              ------------------------------
Net cash provided by (used in) investing activities              4,705      1,674    (30,369)
FINANCING ACTIVITIES
Receipts from interest sensitive and variable products
 credited to policyholder account balances                      20,991     18,380     22,528
Return of policyholder account balances on interest
 sensitive and variable products                               (24,145)   (19,494)      (949)
Capital contribution from parent                                    --         --      7,500
                                                              ------------------------------
Net cash provided by (used in) financing activities             (3,154)    (1,114)    29,079
                                                              ------------------------------
Increase (decrease) in cash and cash equivalents                  (459)     1,241          8
Cash and cash equivalents at beginning of year                   1,249          8         --
                                                              ------------------------------
Cash and cash equivalents at end of year                      $    790   $  1,249   $      8
                                                              ==============================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes during the year                    $    280   $    230   $     34

SEE ACCOMPANYING NOTES.

                        EQUITRUST LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

EquiTrust Life Insurance Company (we or the Company), a wholly-owned subsidiary of Farm Bureau Life Insurance Company (Farm Bureau Life) which, in-turn, is wholly-owned by FBL Financial Group, Inc., operates in the life insurance industry. We market our products, which consist primarily of variable universal life insurance policies and variable annuity contracts, to individuals primarily through alliances with other Farm Bureau organizations, other insurers and a regional broker-dealer. We are licensed to do business in 42 states and the District of Columbia.

INVESTMENTS

FIXED MATURITIES: Fixed maturity securities which may be sold are designated as "available for sale." Available for sale securities are reported at market value and unrealized gains and losses on these securities are included directly in stockholder's equity as a component of accumulated other comprehensive income or loss. The unrealized gains and losses included in accumulated other comprehensive income or loss are reduced by a provision for deferred income taxes and adjustments to deferred policy acquisition costs and unearned revenue reserve that would have been required as a charge or credit to income had these amounts been realized. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives.

OTHER INVESTMENTS: Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

REALIZED GAINS AND LOSSES ON INVESTMENTS: The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value in the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments. Realized gains and losses on sales are determined on the basis of specific identification of investments. If we expect that an issuer of a security will modify its payment pattern from contractual terms but no writedown is required, future investment income is recognized at the rate implicit in the calculation of net realizable value under the expected payment pattern.

MARKET VALUES: Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

CASH AND CASH EQUIVALENTS

For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred.

These costs are being amortized generally in proportion to expected gross profits from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is amortized on a straight-line basis over a period of 20 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value, which in the view of management are other than temporary. If facts and circumstances suggest that goodwill is impaired, we assess the fair value of the underlying business and reduce goodwill to an amount that results in the book value of the underlying business approximating fair value. We have not recorded any such writedowns during 2000, 1999 or 1998.

FUTURE POLICY BENEFITS

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

Interest crediting rates for interest sensitive products ranged from 5.00% to 5.75% in 2000, 1999 and 1998.

The unearned revenue reserve reflects the unamortized balance of the excess of first year administration charges over renewal period administration charges (policy initiation fees) on interest sensitive products. These excess charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

GUARANTY FUND ASSESSMENTS

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of $25,000 at December 31, 2000 and $34,000 at December 31, 1999 to cover estimated future assessments on known insolvencies. We had assets of $48,000 at December 31, 2000 and 1999 representing estimated premium tax offsets on paid and future assessments. Expenses (credits) incurred for guaranty fund assessments, net of related premium tax offsets, totaled ($4,000) in 2000, ($5,000) in 1999 and $41,000 in 1998. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2001 and substantially all the related future premium tax offsets will be realized during the six year period ending December 31, 2006. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of income.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances and amortization of deferred policy acquisition costs.

Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs.

REINSURANCE

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. The cost of reinsurance ceded and income from reinsurance assumed are generally amortized over the contract periods of the reinsurance agreements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded.

Farm Bureau Life has guaranteed that it will maintain a minimum statutory capitalization level for us, sufficient to maintain a favorable statutory risk based capital ratio. Any increase in capital to maintain the ratio would result in an increase in our parent's investment in us.

COMPREHENSIVE INCOME (LOSS)

Unrealized gains and losses on our available for-sale securities are included in accumulated other comprehensive income (loss) in stockholder's equity. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled ($90,000) in 2000, $29,000 in 1999 and $17,000 in 1998. These amounts, which have been measured through the date of sale, are net of income taxes totaling $49,000 in 2000, ($15,000) in 1999 and ($9,000) in 1998.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

PENDING ACCOUNTING CHANGE

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (Statement) No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 2000, the FASB issued Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." Statement No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Accounting for gains or losses resulting from changes in the values of those derivatives is dependent on the use of the derivative and whether it qualifies for hedge accounting. Statement No. 133 allows companies to transfer securities classified as held for investment to either the available-for-sale or trading categories in connection with the adoption of the new standard. Statement
No. 138 amends Statement No. 133 to clarify the appropriate accounting for certain hedging transactions. We adopted the Statements on January 1, 2001, their effective dates.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Because of our minimal use of derivatives, we do not anticipate that the adoption of the new Statements will have a significant effect on our earnings or financial position. However, at December 31, 2000, we do own two convertible fixed maturity securities with a carrying value of $793,000. The conversion features on these securities are considered embedded derivatives and, accordingly, changes in fair value of the conversion features will be reflected in net income in future periods. The fair value of these embedded derivatives is estimated to be $97,000 at December 31, 2000. Since it is not possible to predict future changes in fair value, the impact of adopting the Statements on these securities cannot be predicted. The cumulative effect of this accounting change on net income, representing the difference in accumulated net unrealized capital gains (losses) under the two methods, totaled $47,000.

2.  INVESTMENT OPERATIONS

FIXED MATURITIES

The following table contains amortized cost and estimated market value information on fixed maturities:

                                                                     GROSS       GROSS
                                                      AMORTIZED    UNREALIZED  UNREALIZED   ESTIMATED
                                                        COST         GAINS       LOSSES    MARKET VALUE
                                                    ---------------------------------------------------
                                                                  (DOLLARS IN THOUSANDS)
DECEMBER 31, 2000
Bonds:
  United States Government and agencies                $ 1,636       $    4     $    (1)     $ 1,639
  State, municipal and other governments                 1,508           25         (26)       1,507
  Public utilities                                       1,722           37         (37)       1,722
  Corporate securities                                   8,555           23        (151)       8,427
  Mortgage and asset-backed securities                  30,241          220        (368)      30,093
                                                    ---------------------------------------------------
Total fixed maturities                                 $43,662       $  309     $  (583)     $43,388
                                                    ===================================================
DECEMBER 31, 1999
Bonds:
  United States Government and agencies                $ 2,700       $   --     $   (19)     $ 2,681
  State, municipal and other governments                 1,009           --         (89)         920
  Public utilities                                       1,867           --         (96)       1,771
  Corporate securities                                   9,422           48        (463)       9,007
  Mortgage and asset-backed securities                  31,263           --      (1,723)      29,540
                                                    ---------------------------------------------------
Total fixed maturities                                 $46,261       $   48     $(2,390)     $43,919
                                                    ===================================================

Short-term investments have been excluded from the above schedule as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of fixed maturity securities at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              AMORTIZED    ESTIMATED
                                                                COST      MARKET VALUE
                                                              ------------------------
                                                               (DOLLARS IN THOUSANDS)
Due in one year or less                                        $ 2,142       $ 2,140
Due after one year through five years                            4,411         4,409
Due after five years through ten years                           2,614         2,599
                                                              ------------------------
Due after ten years                                              4,254         4,147
                                                                13,421        13,295
Mortgage and asset-backed securities                            30,241        30,093
                                                              ------------------------
                                                               $43,662       $43,388
                                                              ========================

The following table summarizes the components of net unrealized investment losses on fixed maturity securities classified as available for sale. There were no offsetting adjustments to deferred policy acquisition costs or unearned revenue reserve as such potential adjustments for unrealized losses were negligible at December 31, 2000 and were limited by the original amounts deferred plus interest at December 31, 1999.

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                2000             1999
                                                              -------------------------
                                                               (DOLLARS IN THOUSANDS)
Unrealized depreciation on fixed maturity securities           $(274)          $(2,342)
Provision for deferred income taxes                               95               819
                                                              -------------------------
Net unrealized investment losses                               $(179)          $(1,523)
                                                              =========================

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Fixed maturity securities                                      $3,098     $3,046     $1,175
Short-term investments                                            267        324        194
Other                                                               3         (4)        65
                                                              ------------------------------
                                                                3,368      3,366      1,434
Less investment expenses                                          (99)      (113)       (19)
                                                              ------------------------------
Net investment income                                          $3,269     $3,253     $1,415
                                                              ==============================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized appreciation/depreciation on investments are summarized below:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
REALIZED
Realized gains (losses) on fixed maturities--available for
 sale                                                          $ (139)   $    44      $ 26
                                                              ==============================
UNREALIZED
Change in unrealized appreciation/depreciation of fixed
 maturities--available for sale                                $2,068    $(2,940)     $597
                                                              ==============================

An analysis of sales, maturities and principal repayments of our fixed maturities portfolio is as follows:

                                                                    GROSS REALIZED  GROSS REALIZED
                                                    AMORTIZED COST      GAINS           LOSSES       PROCEEDS
                                                    -----------------------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
YEAR ENDED DECEMBER 31, 2000
Scheduled principal repayments and calls                $2,956          $   --          $   --        $2,956
Sales                                                    2,004               1            (140)        1,865
                                                    -----------------------------------------------------------
  Total                                                 $4,960          $    1          $ (140)       $4,821
                                                    ===========================================================
YEAR ENDED DECEMBER 31, 1999
Scheduled principal repayments and calls                $4,375          $   --          $   --        $4,375
Sales                                                    4,062              44              --         4,106
                                                    -----------------------------------------------------------
  Total                                                 $8,437          $   44          $   --        $8,481
                                                    ===========================================================
YEAR ENDED DECEMBER 31, 1998
Scheduled principal repayments and calls                $  750          $   --          $   --        $  750
Sales                                                    1,025              26              --         1,051
                                                    -----------------------------------------------------------
  Total                                                 $1,775          $   26          $   --        $1,801
                                                    ===========================================================

There were no realized losses on fixed maturities incurred as a result of writedowns for other than temporary impairment of fixed maturity securities during 2000, 1999 or 1998.

Income taxes (credits) include a provision of ($49,000) in 2000, $15,000 in 1999 and $9,000 in 1998 for the tax effect of realized gains and losses on investments.

OTHER

At December 31, 2000, affidavits of deposits covering investments with a carrying value totaling $46,455,000 were on deposit with state agencies to meet regulatory requirements.

We had no investments which have been non-income producing for the twelve months preceding December 31, 2000.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder's equity at December 31, 2000.

During 2000, we sold one fixed maturity security with an estimated fair value of $422,000 to our parent. We recognized a loss of $78,000 on the sale.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  INVESTMENT OPERATIONS (CONTINUED)
During 1998, our parent contributed fixed maturity securities to us with a book value of $14,840,000 and fair value of $15,123,000. This capital contribution was recorded at book value. The securities were subsequently classified as available for sale and marked to market.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS
Statement No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating our fair value disclosures for financial instruments.

FIXED MATURITY SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over
U. S. Treasury bonds.

CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

ASSETS HELD IN SEPARATE ACCOUNTS: Separate account assets are reported at estimated fair value in our balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' FUNDS: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts) are estimated at cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

LIABILITIES RELATED TO SEPARATE ACCOUNTS: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

                                                                           DECEMBER 31,
                                                           ---------------------------------------------
                                                                   2000                    1999
                                                           ---------------------   ---------------------
                                                           CARRYING                CARRYING
                                                            VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                           ---------------------------------------------
                                                                      (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities                                           $43,388      $43,388    $43,919      $43,919
Policy loans                                                    76           87         --           --
Cash and short-term investments                              3,820        3,820      6,612        6,612
Assets held in separate accounts                            35,910       35,910     17,596       17,596
LIABILITIES
Future policy benefits                                     $18,004      $17,920    $20,205      $20,150
Other policyholders' funds                                     102          102         --           --
Liabilities related to separate accounts                    35,910       32,141     17,596       16,544

4.  REINSURANCE AND POLICY PROVISIONS
In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to risk classification of the insured with retention limits ranging up to $100,000 of coverage per individual life. Amounts in excess of $100,000 are ceded to our parent, Farm Bureau Life. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $206,461,000 (69.2% of total life insurance in force) at December 31, 2000 and $400,103,000 (93.5% of total life insurance in force) at December 31, 1999.

In addition to the cession of risks in excess of specific retention limits, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Certain business has been reinsured to Clarica Life Insurance Company U.S. (Clarica Life-U.S.) under an assumption reinsurance agreement. Under the agreement, Clarica Life-U.S. agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Clarica Life-U.S. State rules and regulations require different levels of approval with respect to such transfers. To date, we have not received appropriate policyholder and/or regulatory approval to novate all the risk under assumption reinsurance. As a result, this business has been treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2000, 1999 and 1998.

In total, insurance premiums and product charges have been reduced by $1,074,000 in 2000, $2,865,000 in 1999 and $4,490,000 in 1998 and insurance benefits have been reduced by $749,000 in 2000, $2,436,000 in 1999 and $5,615,000 in 1998 as a
result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. REINSURANCE AND POLICY PROVISIONS (CONTINUED) allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We assume variable annuity business from two alliance partners through a modified coinsurance arrangement. Product charges from this business totaled $102,000 in 2000, $3,000 in 1999 and $1,000 in 1998. In 1998, we assumed a block of ordinary annuity policies with reserves totaling $22,334,000 from another alliance partner.

5.  INCOME TAXES
We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the financial statements as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Taxes provided in statements of income:
  Current                                                      $(482)    $   196     $ 335
  Deferred                                                       408          29      (152)
                                                              ------------------------------
                                                                 (74)        225       183
                                                              ==============================
Taxes provided in statement of changes in stockholder's
 equity--change in net unrealized investment
 gains/losses--deferred                                          724      (1,029)      209
                                                              ------------------------------
                                                               $ 650     $  (804)    $ 392
                                                              ==============================

The effective tax rate on income before income taxes is different from the prevailing federal income tax rate as follows:

                                                                        YEAR ENDED
                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              ------------------------------
                                                                  (DOLLARS IN THOUSANDS)
Income before income taxes                                     $ 344       $914       $541
                                                              ==============================
Income tax at federal statutory rate (35%)                     $ 120       $320       $189
Tax effect (decrease) of:
  Tax-exempt dividend income                                    (217)       (13)        --
  Other items                                                     23        (82)        (6)
                                                              ------------------------------
Income tax expense (credit)                                    $ (74)      $225       $183
                                                              ==============================

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  INCOME TAXES (CONTINUED)
The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2000          1999
                                                              ----------------------
                                                              (DOLLARS IN THOUSANDS)
Deferred income tax liabilities:
  Deferred policy acquisition costs                           $ 1,019       $   265
  Modified coinsurance                                            536           190
  Other                                                            49            25
                                                              ----------------------
                                                                1,604           480
Deferred income tax assets:
  Fixed maturity securities                                      (154)         (881)
  Future policy benefits                                          (74)          (81)
  Recoverable from reinsurers                                    (299)           --
  Transfers to separate accounts                                 (888)         (428)
  Other                                                            --           (33)
                                                              ----------------------
                                                               (1,415)       (1,423)
                                                              ----------------------
Deferred income tax liability (asset)                         $   189       $  (943)
                                                              ======================

6.  RETIREMENT AND COMPENSATION PLANS
We participate with several affiliates in various defined benefit plans covering substantially all of our employees. The benefits of these plans are based primarily on years of service and employees' compensation. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $101,000 in 2000, $51,000 in 1999 and $5,000 in 1998.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial
Group, Inc. stock in amounts equal to 50 percent of an employee's contributions up to four percent of the annual salary contributed by the employees. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each employer. Related expense totaled $9,000 in 2000, $4,000 in 1999 and less than $1,000 in 1998.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retired full-time employees who have worked ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated $3,000 for 2000 and $2,000 for 1999. There was no expense allocated to us during 1998.

7.  STATUTORY INFORMATION
Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is carried at fair value rather than generally being carried at amortized cost;
(b) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred;
(c) future policy benefit reserves on certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (d) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (e) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  STATUTORY INFORMATION (CONTINUED)
maturity security; (f) declines in the estimated realizable value of investments are charged to the statements of income when such declines are judged to be other than temporary rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (g) bills receivable and certain other assets designated as "non-admitted assets" for statutory purposes are reported as assets rather than being charged to surplus; (h) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (i) pension income or expense is recognized in accordance with Statement No. 87, "Employers' Accounting for Pensions" rather than in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974; and
(j) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income (loss), as determined in accordance with statutory accounting practices, was ($370,000) in 2000, $404,000 in 1999 and $279,000 in 1998. Our
statutory net gain (loss) from operations, which excludes realized gains and losses, totaled ($291,000) in 2000, $404,000 in 1999 and $278,000 in 1998. Our
total statutory capital and surplus was $30,960,000 at December 31, 2000 and $31,338,000 at December 31, 1999.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa insurance commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. During 2000, we could pay dividends to our parent of $3,096,000 without prior approval of insurance regulatory authorities.

The National Association of Insurance Commissioners has revised the ACCOUNTING PRACTICES AND PROCEDURES MANUAL, the guidance that defines statutory accounting principles. The revised manual will be effective January 1, 2001, and has been adopted by the State of Iowa, our state of domicile. The revised manual will result in changes to the accounting practices that we will use to prepare our statutory-basis financial statements. Management believes the impact of these changes to our statutory-basis capital and surplus as of January 1, 2001 will not be significant.

8.  MANAGEMENT AND OTHER AGREEMENTS
We share certain office facilities and services with the Iowa Farm Bureau Federation, the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the Iowa Farm Bureau Federation, provides certain management services to us under a separate arrangement. We incurred related expenses totaling $531,000 in 2000, $285,000 in 1999 and $7,000 in 1998 for
these services.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $80,000 during 2000 and $42,000 during 1999 under these agreements. We did not incur any expenses during 1998 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $44,000 during 2000, $53,000 during 1999 and $19,000 during 1998 relating to these services.

                        EQUITRUST LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9.  COMMITMENTS AND CONTINGENCIES
In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2000, management is not aware of any claims for which a material loss is reasonably possible. Clarica Life-U.S., as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to the business with us prior to December 30, 1997.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2000 are as follows: 2001--$45,000; 2002--$45,000;
2003--$49,000, 2004--$50,000; 2005--$50,000 and thereafter, through
2013--$393,000. Rent expense for the lease totaled $98,000 in 2000 and $51,000 in 1999. We did not incur any rent expense during 1998 for the lease.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------


ILLUSTRATIONS OF DEATH BENEFITS AND ACCUMULATED VALUES



    The following tables illustrate how the death benefits, Accumulated Values and Surrender Values of a Policy may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 4%, 8% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 4%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.



    The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.78% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year and takes into account current expense reimbursement arrangements. (This figure does not include estimated expenses.) The fees and expenses of each Investment Option vary, and in 2000 the total fees and expenses ranged from an annual rate of 0.27% to an annual rate of 1.25% of average daily net assets. For information on Investment Option expenses, see "SUMMARY AND DIAGRAM OF THE POLICY" and the prospectuses for the Investment Options.



    The tables reflect deduction of the premium expense charge, the monthly Policy expense charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges. The current charges and the higher guaranteed maximum charges the Company may charge are reflected in separate tables on each of the following pages.



    Applying the current charges and the average Investment Option fees and expenses of 0.78% of average net assets, the gross annual rates of investment return of 0%, 4%, 8% and 12% would produce net annual rates of return of -1.83%, 2.17%, 6.17% and 10.17%, respectively, on a guaranteed basis, and -1.68%, 2.32%, 6.32% and 10.32%, respectively, on a current basis. If any Investment Option's expense reimbursement arrangement was discontinued, the average Investment Option fees and expenses would be higher and the resulting net annual rates of return would be lower.


    The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Accumulated Values illustrated. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

    The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial withdrawals or transfers have been made.

    For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                      *  *  *

    Upon request, the Company will provide a comparable illustration based upon the proposed insured's age, sex and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   581           $106                  $0               $100,106
      2.....     1,190            367                   0                100,367
      3.....     1,831            612                   0                100,612
      4.....     2,503              *                   *                      *
      5.....     3,209              *                   *                      *
      6.....     3,950              *                   *                      *
      7.....     4,728              *                   *                      *
      8.....     5,545              *                   *                      *
      9.....     6,403              *                   *                      *
    10......     7,304              *                   *                      *
    15......    12,530              *                   *                      *
    20......    19,200              *                   *                      *
    25......    27,713              *                   *                      *
    30......    38,578              *                   *                      *
    35......         *              *                   *                      *
    40......         *              *                   *                      *
    45......         *              *                   *                      *
    50......         *              *                   *                      *
    55......         *              *                   *                      *
    60......         *              *                   *                      *
    65......         *              *                   *                      *
    70......         *              *                   *                      *
    75......         *              *                   *                      *
    80......         *              *                   *                      *
 Age 65.....    38,578              *                   *                      *
 Age 70.....         *              *                   *                      *
Age 115.....         *              *                   *                      *

                  ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  241               $    0             $100,241
      2.....       590                  102              100,590
      3.....       927                  537              100,927
      4.....     1,251                  958              101,251
      5.....     1,561                1,366              101,561
      6.....     1,856                1,772              101,856
      7.....     2,136                2,136              102,136
      8.....     2,401                2,401              102,401
      9.....     2,651                2,651              102,651
    10......     2,886                2,886              102,886
    15......     3,790                3,790              103,790
    20......     4,120                4,120              104,120
    25......     3,769                3,769              103,769
    30......     2,520                2,520              102,520
    35......         *                    *                    *
    40......         *                    *                    *
    45......         *                    *                    *
    50......         *                    *                    *
    55......         *                    *                    *
    60......         *                    *                    *
    65......         *                    *                    *
    70......         *                    *                    *
    75......         *                    *                    *
    80......         *                    *                    *
 Age 65.....     2,520                2,520              102,520
 Age 70.....         *                    *                    *
Age 115.....         *                    *                    *


------------------------------

* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF -1.83% ON A GUARANTEED BASIS AND -1.68% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   581           $118                  $0               $100,118
      2.....     1,190            399                   0                100,399
      3.....     1,831            674                   0                100,674
      4.....     2,503              *                   *                      *
      5.....     3,209              *                   *                      *
      6.....     3,950              *                   *                      *
      7.....     4,728              *                   *                      *
      8.....     5,545              *                   *                      *
      9.....     6,403              *                   *                      *
    10......     7,304              *                   *                      *
    15......    12,530              *                   *                      *
    20......    19,200              *                   *                      *
    25......    27,713              *                   *                      *
    30......    38,578              *                   *                      *
    35......    52,445              *                   *                      *
    40......    70,143              *                   *                      *
    45......         *              *                   *                      *
    50......         *              *                   *                      *
    55......         *              *                   *                      *
    60......         *              *                   *                      *
    65......         *              *                   *                      *
    70......         *              *                   *                      *
    75......         *              *                   *                      *
    80......         *              *                   *                      *
 Age 65.....    38,578              *                   *                      *
 Age 70.....    52,445              *                   *                      *
Age 115.....         *              *                   *                      *

                  ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  255               $    0             $100,255
      2.....       632                  144              100,632
      3.....     1,010                  620              101,010
      4.....     1,390                1,097              101,390
      5.....     1,770                1,575              101,770
      6.....     2,149                2,065              102,149
      7.....     2,527                2,527              102,527
      8.....     2,902                2,902              102,902
      9.....     3,276                3,276              103,276
    10......     3,647                3,647              103,647
    15......     5,408                5,408              105,408
    20......     6,831                6,831              106,831
    25......     7,704                7,704              107,704
    30......     7,670                7,670              107,670
    35......     5,922                5,922              105,922
    40......     1,331                1,331              101,331
    45......         *                    *                    *
    50......         *                    *                    *
    55......         *                    *                    *
    60......         *                    *                    *
    65......         *                    *                    *
    70......         *                    *                    *
    75......         *                    *                    *
    80......         *                    *                    *
 Age 65.....     7,670                7,670              107,670
 Age 70.....     5,922                5,922              105,922
Age 115.....         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.17% ON A GUARANTEED BASIS AND 2.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   581          $  130               $    0             $100,130
      2.....     1,190             432                    0              100,432
      3.....     1,831             739                    0              100,739
      4.....     2,503           1,053                   77              101,053
      5.....     3,209           1,371                  395              101,371
      6.....     3,950           1,691                  855              101,691
      7.....     4,728           2,013                1,360              102,013
      8.....     5,545           2,336                1,858              102,336
      9.....     6,403           2,660                2,349              102,660
    10......     7,304           2,986                2,834              102,986
    15......    12,530           4,576                4,576              104,576
    20......    19,200           5,834                5,834              105,834
    25......    27,713           6,258                6,258              106,258
    30......    38,578           4,884                4,884              104,884
    35......    52,445               *                    *                    *
    40......    70,143               *                    *                    *
    45......    92,730               *                    *                    *
    50......   121,558               *                    *                    *
    55......         *               *                    *                    *
    60......         *               *                    *                    *
    65......         *               *                    *                    *
    70......         *               *                    *                    *
    75......         *               *                    *                    *
    80......         *               *                    *                    *
 Age 65.....    38,578           4,884                4,884              104,884
 Age 70.....    52,445               *                    *                    *
Age 115.....         *               *                    *                    *

                  ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   270             $     0             $100,270
      2.....        675                 187              100,675
      3.....      1,099                 709              101,099
      4.....      1,542               1,249              101,542
      5.....      2,004               1,809              102,004
      6.....      2,485               2,401              102,485
      7.....      2,986               2,986              102,986
      8.....      3,508               3,508              103,508
      9.....      4,051               4,051              104,051
    10......      4,619               4,619              104,619
    15......      7,793               7,793              107,793
    20......     11,499              11,499              111,499
    25......     15,737              15,737              115,737
    30......     20,383              20,383              120,383
    35......     24,812              24,812              124,812
    40......     27,953              27,953              127,953
    45......     26,723              26,723              126,723
    50......     16,663              16,663              116,663
    55......          *                   *                    *
    60......          *                   *                    *
    65......          *                   *                    *
    70......          *                   *                    *
    75......          *                   *                    *
    80......          *                   *                    *
 Age 65.....     20,383              20,383              120,383
 Age 70.....     24,812              24,812              124,812
Age 115.....          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.17% ON A GUARANTEED BASIS AND 6.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 12% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    581          $   142             $     0             $100,142
      2.....     1,190              466                   0              100,466
      3.....     1,831              809                   0              100,809
      4.....     2,503            1,174                 198              101,174
      5.....     3,209            1,561                 585              101,561
      6.....     3,950            1,970               1,134              101,970
      7.....     4,728            2,402               1,749              102,402
      8.....     5,545            2,858               2,380              102,858
      9.....     6,403            3,342               3,031              103,342
    10......     7,304            3,856               3,704              103,856
    15......    12,530            6,933               6,933              106,933
    20......    19,200           10,953              10,953              110,953
    25......    27,713           16,074              16,074              116,074
    30......    38,578           22,261              22,261              122,261
    35......    52,445           28,157              28,157              128,157
    40......    70,143           30,866              30,866              130,866
    45......    92,730           21,257              21,257              121,257
    50......   121,558                *                   *                    *
    55......   158,351                *                   *                    *
    60......   205,309                *                   *                    *
    65......   265,240                *                   *                    *
    70......   341,730                *                   *                    *
    75......   439,352                *                   *                    *
    80......   563,945                *                   *                    *
 Age 65.....    38,578           22,261              22,261              122,261
 Age 70.....    52,445           28,157              28,157              128,157
Age 115.....   563,945                *                   *                    *

                 ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....  $      285          $        0          $  100,285
      2.....         720                 232             100,720
      3.....       1,192                 802             101,192
      4.....       1,706               1,413             101,706
      5.....       2,263               2,068             102,263
      6.....       2,868               2,784             102,868
      7.....       3,524               3,524             103,524
      8.....       4,237               4,237             104,237
      9.....       5,012               5,012             105,012
    10......       5,857               5,857             105,857
    15......      11,314              11,314             111,314
    20......      19,565              19,565             119,565
    25......      32,169              32,169             132,169
    30......      51,548              51,548             151,548
    35......      81,142              81,142             181,142
    40......     126,358             126,358             226,358
    45......     194,207             194,207             294,207
    50......     295,875             295,875             395,875
    55......     448,040             448,040             548,040
    60......     676,502             676,502             776,502
    65......     971,534             971,534           1,071,534
    70......   1,371,076           1,371,076           1,471,076
    75......   1,996,950           1,996,950           2,096,950
    80......   3,002,139           3,002,139           3,102,139
 Age 65.....      51,548              51,548             151,548
 Age 70.....      81,142              81,142             181,142
Age 115.....   3,002,139           3,002,139           3,102,139


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.17% ON A GUARANTEED BASIS AND 10.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   581           $107                  $0               $100,000
      2.....     1,190            369                   0                100,000
      3.....     1,831            614                   0                100,000
      4.....     2,503              *                   *                      *
      5.....     3,208              *                   *                      *
      6.....     3,950              *                   *                      *
      7.....     4,728              *                   *                      *
      8.....     5,545              *                   *                      *
      9.....     6,403              *                   *                      *
    10......     7,303              *                   *                      *
    15......    12,530              *                   *                      *
    20......    19,200              *                   *                      *
    25......    27,713              *                   *                      *
    30......    38,578              *                   *                      *
    35......    52,445              *                   *                      *
    40......         *              *                   *                      *
    45......         *              *                   *                      *
    50......         *              *                   *                      *
    55......         *              *                   *                      *
    60......         *              *                   *                      *
    65......         *              *                   *                      *
    70......         *              *                   *                      *
    75......         *              *                   *                      *
    80......         *              *                   *                      *
 Age 65.....    38,578              *                   *                      *
 Age 70.....    52,445              *                   *                      *
Age 115.....         *              *                   *                      *

                  ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  241               $    0             $100,000
      2.....       591                  103              100,000
      3.....       929                  539              100,000
      4.....     1,254                  961              100,000
      5.....     1,566                1,371              100,000
      6.....     1,864                1,780              100,000
      7.....     2,146                2,146              100,000
      8.....     2,415                2,415              100,000
      9.....     2,669                2,669              100,000
    10......     2,909                2,909              100,000
    15......     3,850                3,850              100,000
    20......     4,242                4,242              100,000
    25......     3,977                3,977              100,000
    30......     2,828                2,828              100,000
    35......       191                  191              100,000
    40......         *                    *                    *
    45......         *                    *                    *
    50......         *                    *                    *
    55......         *                    *                    *
    60......         *                    *                    *
    65......         *                    *                    *
    70......         *                    *                    *
    75......         *                    *                    *
    80......         *                    *                    *
 Age 65.....     2,828                2,828              100,000
 Age 70.....       191                  191              100,000
Age 115.....         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF -1.83% ON A GUARANTEED BASIS AND -1.68% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   581           $119                  $0               $100,000
      2.....     1,190            400                   0                100,000
      3.....     1,831            676                   0                100,000
      4.....     2,503              *                   *                      *
      5.....     3,208              *                   *                      *
      6.....     3,950              *                   *                      *
      7.....     4,728              *                   *                      *
      8.....     5,545              *                   *                      *
      9.....     6,403              *                   *                      *
    10......     7,303              *                   *                      *
    15......    12,530              *                   *                      *
    20......    19,200              *                   *                      *
    25......    27,713              *                   *                      *
    30......    38,578              *                   *                      *
    35......    52,445              *                   *                      *
    40......    70,143              *                   *                      *
    45......         *              *                   *                      *
    50......         *              *                   *                      *
    55......         *              *                   *                      *
    60......         *              *                   *                      *
    65......         *              *                   *                      *
    70......         *              *                   *                      *
    75......         *              *                   *                      *
    80......         *              *                   *                      *
 Age 65.....    38,578              *                   *                      *
 Age 70.....    52,445              *                   *                      *
Age 115.....         *              *                   *                      *

                  ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  256               $    0             $100,000
      2.....       633                  145              100,000
      3.....     1,013                  623              100,000
      4.....     1,394                1,101              100,000
      5.....     1,776                1,581              100,000
      6.....     2,158                2,074              100,000
      7.....     2,540                2,540              100,000
      8.....     2,920                2,920              100,000
      9.....     3,299                3,299              100,000
    10......     3,678                3,678              100,000
    15......     5,497                5,497              100,000
    20......     7,042                7,042              100,000
    25......     8,131                8,131              100,000
    30......     8,445                8,445              100,000
    35......     7,214                7,214              100,000
    40......     3,228                3,228              100,000
    45......         *                    *                    *
    50......         *                    *                    *
    55......         *                    *                    *
    60......         *                    *                    *
    65......         *                    *                    *
    70......         *                    *                    *
    75......         *                    *                    *
    80......         *                    *                    *
 Age 65.....     8,445                8,445              100,000
 Age 70.....     7,214                7,214              100,000
Age 115.....         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.17% ON A GUARANTEED BASIS AND 2.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    581          $  131               $    0             $100,000
      2.....     1,190             433                    0              100,000
      3.....     1,831             742                    0              100,000
      4.....     2,503           1,058                   82              100,000
      5.....     3,208           1,380                  404              100,000
      6.....     3,950           1,705                  869              100,000
      7.....     4,728           2,032                1,379              100,000
      8.....     5,545           2,363                1,885              100,000
      9.....     6,403           2,697                2,386              100,000
    10......     7,303           3,034                2,882              100,000
    15......    12,530           4,726                4,726              100,000
    20......    19,200           6,207                6,207              100,000
    25......    27,713           7,055                7,055              100,000
    30......    38,578           6,405                6,405              100,000
    35......    52,445           1,788                1,788              100,000
    40......    70,143               *                    *                    *
    45......    92,730               *                    *                    *
    50......   121,558               *                    *                    *
    55......   158,351               *                    *                    *
    60......   205,309               *                    *                    *
    65......   265,240               *                    *                    *
    70......         *               *                    *                    *
    75......         *               *                    *                    *
    80......         *               *                    *                    *
 Age 65.....    38,578           6,405                6,405              100,000
 Age 70.....    52,445           1,788                1,788              100,000
Age 115.....         *               *                    *                    *

                    ASSUMING 8% HYPOTHETICAL GROSS RETURN,
               NON-GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   270             $     0            $100,000
      2.....        676                 188             100,000
      3.....      1,101                 711             100,000
      4.....      1,546               1,253             100,000
      5.....      2,011               1,816             100,000
      6.....      2,496               2,412             100,000
      7.....      3,002               3,002             100,000
      8.....      3,530               3,530             100,000
      9.....      4,081               4,081             100,000
    10......      4,659               4,659             100,000
    15......      7,928               7,928             100,000
    20......     11,869              11,869             100,000
    25......     16,621              16,621             100,000
    30......     22,323              22,323             100,000
    35......     28,904              28,904             100,000
    40......     36,319              36,319             100,000
    45......     43,758              43,758             100,000
    50......     50,488              50,488             100,000
    55......     54,999              54,999             100,000
    60......     53,777              53,777             100,000
    65......          *                   *                   *
    70......          *                   *                   *
    75......          *                   *                   *
    80......          *                   *                   *
 Age 65.....     22,323              22,323             100,000
 Age 70.....     28,904              28,904             100,000
Age 115.....          *                   *                   *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.17% ON A GUARANTEED BASIS AND 6.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                         FEMALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $553
                           NON-TOBACCO PREMIUM CLASS


                              ASSUMING 12% HYPOTHETICAL GROSS RETURN,      ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,   GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                              AND GUARANTEED MAXIMUM EXPENSE CHARGES        AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              PREMIUMS     ---------------------------------------------   ---------------------------------------------
   END OF    ACCUMULATED    END OF YEAR     END OF YEAR     END OF YEAR     END OF YEAR     END OF YEAR     END OF YEAR
   POLICY       AT 5%       ACCUMULATED      SURRENDER         DEATH        ACCUMULATED      SURRENDER         DEATH
    YEAR      PER YEAR         VALUE           VALUE          BENEFIT          VALUE           VALUE          BENEFIT
------------ -----------   -------------   -------------   -------------   -------------   -------------   -------------
      1.....  $    581       $      143      $        0      $  100,000     $      285      $        0      $  100,000
      2.....     1,190              467               0         100,000            721             233         100,000
      3.....     1,831              813               0         100,000          1,195             805         100,000
      4.....     2,503            1,180             204         100,000          1,710           1,417         100,000
      5.....     3,208            1,571             595         100,000          2,271           2,076         100,000
      6.....     3,950            1,986           1,150         100,000          2,881           2,797         100,000
      7.....     4,728            2,425           1,772         100,000          3,543           3,543         100,000
      8.....     5,545            2,892           2,414         100,000          4,264           4,264         100,000
      9.....     6,403            3,388           3,077         100,000          5,051           5,051         100,000
    10......     7,303            3,919           3,767         100,000          5,909           5,909         100,000
    15......    12,530            7,163           7,163         100,000         11,518          11,518         100,000
    20......    19,200           11,635          11,635         100,000         20,216          20,216         100,000
    25......    27,713           17,863          17,863         100,000         34,005          34,005         100,000
    30......    38,578           26,672          26,672         100,000         56,372          56,372         100,000
    35......    52,445           38,871          38,871         100,000         93,510          93,510         109,994
    40......    70,143           56,709          56,709         100,000        154,700         154,700         168,184
    45......    92,730           85,452          85,452         100,000        254,354         254,354         271,916
    50......   121,558          137,938         137,938         150,389        414,714         414,714         444,293
    55......   158,351          218,379         218,379         238,406        670,583         670,583         719,972
    60......   205,309          345,259         345,259         363,104      1,084,777       1,084,777       1,122,773
    65......   265,240          545,474         545,474         574,587      1,756,198       1,756,198       1,821,755
    70......   341,730          841,258         841,258         887,644      2,824,343       2,824,343       2,936,330
    75......   439,352        1,295,901       1,295,901       1,369,710      4,530,982       4,530,982       4,721,231
    80......   563,945        1,994,721       1,994,721       2,112,027      7,257,385       7,257,385       7,579,163
 Age 65.....    38,578           26,672          26,672         100,000         56,372          56,372         100,000
 Age 70.....    52,445           38,871          38,871         100,000         93,510          93,510         109,994
Age 115.....   563,945        1,994,721       1,994,721       2,112,027      7,257,385       7,257,385       7,579,163


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.17% ON A GUARANTEED BASIS AND 10.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   744          $  227               $    0             $100,227
      2.....     1,526             607                    0              100,607
      3.....     2,347             969                    0              100,969
      4.....     3,209           1,311                   23              101,311
      5.....     4,114           1,633                  502              101,633
      6.....     5,064           1,932                1,012              101,932
      7.....     6,061           2,208                1,490              102,208
      8.....     7,109           2,461                1,935              102,461
      9.....     8,209           2,688                2,346              102,688
    10......     9,364           2,888                2,721              102,888
    15......    16,064           3,416                3,416              103,416
    20......    24,616           2,865                2,865              102,865
    25......    35,530             533                  533              100,533
    30......    49,460               *                    *                    *
    35......         *               *                    *                    *
    40......         *               *                    *                    *
    45......         *               *                    *                    *
    50......         *               *                    *                    *
    55......         *               *                    *                    *
    60......         *               *                    *                    *
    65......         *               *                    *                    *
    70......         *               *                    *                    *
    75......         *               *                    *                    *
    80......         *               *                    *                    *
 Age 65.....    49,460               *                    *                    *
 Age 70.....         *               *                    *                    *
Age 115.....         *               *                    *                    *

                  ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  370               $    0             $100,370
      2.....       848                  204              100,848
      3.....     1,311                  796              101,311
      4.....     1,759                1,373              101,759
      5.....     2,191                1,965              102,191
      6.....     2,607                2,515              102,607
      7.....     3,004                3,004              103,004
      8.....     3,385                3,385              103,385
      9.....     3,746                3,746              103,746
    10......     4,089                4,089              104,089
    15......     5,437                5,437              105,437
    20......     5,984                5,984              105,984
    25......     5,341                5,341              105,341
    30......     2,973                2,973              102,973
    35......         *                    *                    *
    40......         *                    *                    *
    45......         *                    *                    *
    50......         *                    *                    *
    55......         *                    *                    *
    60......         *                    *                    *
    65......         *                    *                    *
    70......         *                    *                    *
    75......         *                    *                    *
    80......         *                    *                    *
 Age 65.....     2,973                2,973              102,973
 Age 70.....         *                    *                    *
Age 115.....         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF -1.83% ON A GUARANTEED BASIS AND -1.68% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   744          $  244               $    0             $100,244
      2.....     1,526             655                    0              100,655
      3.....     2,347           1,062                    0              101,062
      4.....     3,209           1,465                  177              101,465
      5.....     4,114           1,862                  731              101,862
      6.....     5,064           2,252                1,332              102,252
      7.....     6,061           2,631                1,913              102,631
      8.....     7,109           2,999                2,473              102,999
      9.....     8,209           3,354                3,012              103,354
    10......     9,364           3,694                3,527              103,694
    15......    16,064           5,056                5,056              105,056
    20......    24,616           5,442                5,442              105,442
    25......    35,530           3,860                3,860              103,860
    30......    49,460               *                    *                    *
    35......    67,239               *                    *                    *
    40......         *               *                    *                    *
    45......         *               *                    *                    *
    50......         *               *                    *                    *
    55......         *               *                    *                    *
    60......         *               *                    *                    *
    65......         *               *                    *                    *
    70......         *               *                    *                    *
    75......         *               *                    *                    *
    80......         *               *                    *                    *
 Age 65.....    49,460               *                    *                    *
 Age 70.....    67,239               *                    *                    *
Age 115.....         *               *                    *                    *

                  ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   391             $     0             $100,391
      2.....        907                 263              100,907
      3.....      1,428                 913              101,428
      4.....      1,953               1,567              101,953
      5.....      2,483               2,257              102,483
      6.....      3,014               2,922              103,014
      7.....      3,548               3,548              103,548
      8.....      4,082               4,082              104,082
      9.....      4,617               4,617              104,617
    10......      5,150               5,150              105,150
    15......      7,709               7,709              107,709
    20......      9,820               9,820              109,820
    25......     10,929              10,929              110,929
    30......     10,217              10,217              110,217
    35......      6,524               6,524              106,524
    40......          *                   *                    *
    45......          *                   *                    *
    50......          *                   *                    *
    55......          *                   *                    *
    60......          *                   *                    *
    65......          *                   *                    *
    70......          *                   *                    *
    75......          *                   *                    *
    80......          *                   *                    *
 Age 65.....     10,217              10,217              110,217
 Age 70.....      6,524               6,524              106,524
Age 115.....          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.17% ON A GUARANTEED BASIS AND 2.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A
           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709

                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    744          $   262             $     0             $100,262
      2.....     1,526              704                   0              100,704
      3.....     2,347            1,160                   0              101,160
      4.....     3,209            1,632                 344              101,632
      5.....     4,114            2,118                 987              102,118
      6.....     5,064            2,617               1,697              102,617
      7.....     6,061            3,128               2,410              103,128
      8.....     7,109            3,651               3,125              103,651
      9.....     8,209            4,185               3,843              104,185
    10......     9,364            4,728               4,561              104,728
    15......    16,064            7,504               7,504              107,504
    20......    24,616           10,010              10,010              110,010
    25......    35,530           11,184              11,184              111,184
    30......    49,460            9,068               9,068              109,068
    35......    67,239                *                   *                    *
    40......    89,929                *                   *                    *
    45......   118,889                *                   *                    *
    50......   155,849                *                   *                    *
    55......         *                *                   *                    *
    60......         *                *                   *                    *
    65......         *                *                   *                    *
    70......         *                *                   *                    *
    75......         *                *                   *                    *
    80......         *                *                   *                    *
 Age 65.....    49,460            9,068               9,068              109,068
 Age 70.....    67,239                *                   *                    *
Age 115.....         *                *                   *                    *

                  ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   411             $     0             $100,411
      2.....        967                 323              100,967
      3.....      1,551               1,036              101,551
      4.....      2,163               1,777              102,163
      5.....      2,807               2,581              102,807
      6.....      3,480               3,388              103,480
      7.....      4,185               4,185              104,185
      8.....      4,924               4,924              104,924
      9.....      5,697               5,697              105,697
    10......      6,504               6,504              106,504
    15......     11,053              11,053              111,053
    20......     16,400              16,400              116,400
    25......     22,282              22,282              122,282
    30......     28,123              28,123              128,123
    35......     32,875              32,875              132,875
    40......     34,488              34,488              134,488
    45......     29,374              29,374              129,374
    50......     12,966              12,966              112,966
    55......          *                   *                    *
    60......          *                   *                    *
    65......          *                   *                    *
    70......          *                   *                    *
    75......          *                   *                    *
    80......          *                   *                    *
 Age 65.....     28,123              28,123              128,123
 Age 70.....     32,875              32,875              132,875
Age 115.....          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.17% ON A GUARANTEED BASIS AND 6.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION A

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 12% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    744          $   279             $     0             $100,279
      2.....     1,526              754                   0              100,754
      3.....     2,347            1,264                   0              101,264
      4.....     3,209            1,813                 525              101,813
      5.....     4,114            2,403               1,272              102,403
      6.....     5,064            3,036               2,116              103,036
      7.....     6,061            3,713               2,995              103,713
      8.....     7,109            4,439               3,913              104,439
      9.....     8,209            5,218               4,876              105,218
    10......     9,364            6,051               5,884              106,051
    15......    16,064           11,154              11,154              111,154
    20......    24,616           18,079              18,079              118,079
    25......    35,530           26,897              26,897              126,897
    30......    49,460           37,155              37,155              137,155
    35......    67,239           46,873              46,873              146,873
    40......    89,929           51,160              51,160              151,160
    45......   118,889           39,027              39,027              139,027
    50......   155,849                *                   *                    *
    55......   203,020                *                   *                    *
    60......   263,225                *                   *                    *
    65......   340,062                *                   *                    *
    70......   438,129                *                   *                    *
    75......   563,290                *                   *                    *
    80......   723,030                *                   *                    *
 Age 65.....    49,460           37,155              37,155              137,155
 Age 70.....    67,239           46,873              46,873              146,873
Age 115.....   723,030                *                   *                    *

                 ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....  $      432          $        0          $  100,432
      2.....       1,029                 385             101,029
      3.....       1,680               1,165             101,680
      4.....       2,391               2,005             102,391
      5.....       3,167               2,941             103,167
      6.....       4,012               3,920             104,012
      7.....       4,933               4,933             104,933
      8.....       5,938               5,938             105,938
      9.....       7,034               7,034             107,034
    10......       8,228               8,228             108,228
    15......      15,980              15,980             115,980
    20......      27,733              27,733             127,733
    25......      45,422              45,422             145,422
    30......      71,965              71,965             171,965
    35......     111,839             111,839             211,839
    40......     171,685             171,685             271,685
    45......     261,431             261,431             361,431
    50......     397,686             397,686             497,686
    55......     606,578             606,578             706,578
    60......     930,856             930,856           1,030,856
    65......   1,386,766           1,386,766           1,486,766
    70......   2,050,203           2,050,203           2,150,203
    75......   3,107,252           3,107,252           3,207,252
    80......   4,816,981           4,816,981           4,916,981
 Age 65.....      71,965              71,965             171,965
 Age 70.....     111,839             111,839             211,839
Age 115.....   4,816,981           4,816,981           4,916,981


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.17% ON A GUARANTEED BASIS AND 10.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 0% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   744          $  228               $    0             $100,000
      2.....     1,526             610                    0              100,000
      3.....     2,347             973                    0              100,000
      4.....     3,209           1,318                   30              100,000
      5.....     4,114           1,644                  513              100,000
      6.....     5,064           1,948                1,028              100,000
      7.....     6,061           2,230                1,512              100,000
      8.....     7,109           2,490                1,964              100,000
      9.....     8,209           2,725                2,383              100,000
    10......     9,364           2,934                2,767              100,000
    15......    16,064           3,529                3,529              100,000
    20......    24,616           3,081                3,081              100,000
    25......    35,530             846                  846              100,000
    30......    49,460               *                    *                    *
    35......         *               *                    *                    *
    40......         *               *                    *                    *
    45......         *               *                    *                    *
    50......         *               *                    *                    *
    55......         *               *                    *                    *
    60......         *               *                    *                    *
    65......         *               *                    *                    *
    70......         *               *                    *                    *
    75......         *               *                    *                    *
    80......         *               *                    *                    *
 Age 65.....    49,460               *                    *                    *
 Age 70.....         *               *                    *                    *
Age 115.....         *               *                    *                    *

                  ASSUMING 0% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $  371               $    0             $100,000
      2.....       850                  206              100,000
      3.....     1,315                  800              100,000
      4.....     1,765                1,379              100,000
      5.....     2,200                1,974              100,000
      6.....     2,618                2,526              100,000
      7.....     3,021                3,021              100,000
      8.....     3,406                3,406              100,000
      9.....     3,774                3,774              100,000
    10......     4,124                4,124              100,000
    15......     5,531                5,531              100,000
    20......     6,188                6,188              100,000
    25......     5,722                5,722              100,000
    30......     3,567                3,567              100,000
    35......         *                    *                    *
    40......         *                    *                    *
    45......         *                    *                    *
    50......         *                    *                    *
    55......         *                    *                    *
    60......         *                    *                    *
    65......         *                    *                    *
    70......         *                    *                    *
    75......         *                    *                    *
    80......         *                    *                    *
 Age 65.....     3,567                3,567              100,000
 Age 70.....         *                    *                    *
Age 115.....         *                    *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF -1.83% ON A GUARANTEED BASIS AND -1.68% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 4% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....   $   744          $  245               $    0             $100,000
      2.....     1,526             657                    0              100,000
      3.....     2,347           1,067                    0              100,000
      4.....     3,209           1,473                  185              100,000
      5.....     4,114           1,875                  744              100,000
      6.....     5,064           2,271                1,351              100,000
      7.....     6,061           2,658                1,940              100,000
      8.....     7,109           3,035                2,509              100,000
      9.....     8,209           3,402                3,060              100,000
    10......     9,364           3,755                3,588              100,000
    15......    16,064           5,230                5,230              100,000
    20......    24,616           5,831                5,831              100,000
    25......    35,530           4,598                4,598              100,000
    30......    49,460               *                    *                    *
    35......    67,239               *                    *                    *
    40......    89,929               *                    *                    *
    45......         *               *                    *                    *
    50......         *               *                    *                    *
    55......         *               *                    *                    *
    60......         *               *                    *                    *
    65......         *               *                    *                    *
    70......         *               *                    *                    *
    75......         *               *                    *                    *
    80......         *               *                    *                    *
 Age 65.....    49,460               *                    *                    *
 Age 70.....    67,239               *                    *                    *
Age 115.....         *               *                    *                    *

                  ASSUMING 4% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....    $   391             $     0             $100,000
      2.....        908                 264              100,000
      3.....      1,431                 916              100,000
      4.....      1,959               1,573              100,000
      5.....      2,492               2,266              100,000
      6.....      3,028               2,936              100,000
      7.....      3,567               3,567              100,000
      8.....      4,109               4,109              100,000
      9.....      4,653               4,653              100,000
    10......      5,197               5,197              100,000
    15......      7,851               7,851              100,000
    20......     10,173              10,173              100,000
    25......     11,702              11,702              100,000
    30......     11,730              11,730              100,000
    35......      9,121               9,121              100,000
    40......      1,659               1,659              100,000
    45......          *                   *                    *
    50......          *                   *                    *
    55......          *                   *                    *
    60......          *                   *                    *
    65......          *                   *                    *
    70......          *                   *                    *
    75......          *                   *                    *
    80......          *                   *                    *
 Age 65.....     11,730              11,730              100,000
 Age 70.....      9,121               9,121              100,000
Age 115.....          *                   *                    *


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 4% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 2.17% ON A GUARANTEED BASIS AND 2.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 4% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS

                                    ASSUMING 8% HYPOTHETICAL GROSS RETURN,
                                 GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,
                                    AND GUARANTEED MAXIMUM EXPENSE CHARGES
              PREMIUMS        ---------------------------------------------------
   END OF    ACCUMULATED      END OF YEAR         END OF YEAR         END OF YEAR
   POLICY       AT 5%         ACCUMULATED          SURRENDER             DEATH
    YEAR      PER YEAR           VALUE               VALUE              BENEFIT
------------ -----------      -----------         -----------         -----------
      1.....  $    744          $   262             $     0             $100,000
      2.....     1,526              706                   0              100,000
      3.....     2,347            1,166                   0              100,000
      4.....     3,209            1,641                 353              100,000
      5.....     4,114            2,133               1,002              100,000
      6.....     5,064            2,640               1,720              100,000
      7.....     6,061            3,161               2,443              100,000
      8.....     7,109            3,697               3,171              100,000
      9.....     8,209            4,246               3,904              100,000
    10......     9,364            4,809               4,642              100,000
    15......    16,064            7,769               7,769              100,000
    20......    24,616           10,714              10,714              100,000
    25......    35,530           12,845              12,845              100,000
    30......    49,460           12,583              12,583              100,000
    35......    67,239            6,303               6,303              100,000
    40......    89,929                *                   *                    *
    45......   118,889                *                   *                    *
    50......   155,849                *                   *                    *
    55......   203,020                *                   *                    *
    60......   263,225                *                   *                    *
    65......   340,062                *                   *                    *
    70......   438,129                *                   *                    *
    75......   563,290                *                   *                    *
    80......   723,030                *                   *                    *
 Age 65.....    49,460           12,583              12,583              100,000
 Age 70.....    67,239            6,303               6,303              100,000
Age 115.....   723,030                *                   *                    *

                  ASSUMING 8% HYPOTHETICAL GROSS RETURN, NON-
                 GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                  AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              ---------------------------------------------------
   END OF     END OF YEAR         END OF YEAR         END OF YEAR
   POLICY     ACCUMULATED          SURRENDER             DEATH
    YEAR         VALUE               VALUE              BENEFIT
------------  -----------         -----------         -----------
      1.....   $    412             $      0            $100,000
      2.....        969                  325             100,000
      3.....      1,554                1,039             100,000
      4.....      2,170                1,784             100,000
      5.....      2,817                2,591             100,000
      6.....      3,497                3,405             100,000
      7.....      4,210                4,210             100,000
      8.....      4,958                4,958             100,000
      9.....      5,743                5,743             100,000
    10......      6,565                6,565             100,000
    15......     11,267               11,267             100,000
    20......     17,014               17,014             100,000
    25......     23,870               23,870             100,000
    30......     31,912               31,912             100,000
    35......     41,334               41,334             100,000
    40......     52,508               52,508             100,000
    45......     66,441               66,441             100,000
    50......     86,651               86,651             100,000
    55......    118,601              118,601             130,780
    60......    162,429              162,429             172,504
    65......    221,818              221,818             235,941
    70......    299,836              299,836             319,482
    75......    403,208              403,208             430,436
    80......    540,267              540,267             577,898
 Age 65.....     31,912               31,912             100,000
 Age 70.....     41,334               41,334             100,000
Age 115.....    540,267              540,267             577,898


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 8% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 6.17% ON A GUARANTEED BASIS AND 6.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 8% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                          MALE AGE 35 AT LAST BIRTHDAY

                             DEATH BENEFIT OPTION B

           INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM OF $709
                           NON-TOBACCO PREMIUM CLASS


                              ASSUMING 12% HYPOTHETICAL GROSS RETURN,      ASSUMING 12% HYPOTHETICAL GROSS RETURN, NON-
                           GUARANTEED MAXIMUM COST OF INSURANCE CHARGES,   GUARANTEED CURRENT COST OF INSURANCE CHARGES,
                              AND GUARANTEED MAXIMUM EXPENSE CHARGES        AND NON-GUARANTEED CURRENT EXPENSE CHARGES
              PREMIUMS     ---------------------------------------------   ---------------------------------------------
   END OF    ACCUMULATED    END OF YEAR     END OF YEAR     END OF YEAR     END OF YEAR     END OF YEAR
   POLICY       AT 5%       ACCUMULATED      SURRENDER         DEATH        ACCUMULATED      SURRENDER      END OF YEAR
    YEAR      PER YEAR         VALUE           VALUE          BENEFIT          VALUE           VALUE       DEATH BENEFIT
------------ -----------   -------------   -------------   -------------   -------------   -------------   -------------
      1.....  $    744       $      280      $        0      $  100,000     $       432     $         0     $   100,000
      2.....     1,526              757               0         100,000           1,031             387         100,000
      3.....     2,347            1,270               0         100,000           1,684           1,169         100,000
      4.....     3,209            1,824             536         100,000           2,399           2,013         100,000
      5.....     4,114            2,421           1,290         100,000           3,179           2,953         100,000
      6.....     5,064            3,062           2,142         100,000           4,031           3,939         100,000
      7.....     6,061            3,753           3,035         100,000           4,962           4,962         100,000
      8.....     7,109            4,496           3,970         100,000           5,980           5,980         100,000
      9.....     8,209            5,296           4,954         100,000           7,092           7,092         100,000
    10......     9,364            6,158           5,991         100,000           8,309           8,309         100,000
    15......    16,064           11,559          11,559         100,000          16,302          16,302         100,000
    20......    24,616           19,347          19,347         100,000          28,809          28,809         100,000
    25......    35,530           30,539          30,539         100,000          48,701          48,701         100,000
    30......    49,460           47,084          47,084         100,000          81,366          81,366         100,412
    35......    67,239           73,279          73,279         100,000         135,181         135,181         158,925
    40......    89,929          119,076         119,076         129,768         222,168         222,168         241,409
    45......   118,889          193,500         193,500         207,232         363,812         363,812         388,742
    50......   155,849          308,612         308,612         331,031         590,773         590,773         632,609
    55......   203,020          481,934         481,934         517,794         951,728         951,728       1,021,350
    60......   263,225          756,583         756,583         783,241       1,537,094       1,537,094       1,590,202
    65......   340,062        1,192,581       1,192,581       1,236,745       2,487,930       2,487,930       2,579,625
    70......   438,129        1,836,856       1,836,856       1,908,235       4,000,703       4,000,703       4,157,451
    75......   563,290        2,827,153       2,827,153       2,942,239       6,417,658       6,417,658       6,684,107
    80......   723,030        4,349,313       4,349,313       4,534,467      10,278,657      10,278,657      10,729,559
 Age 65.....    49,460           47,084          47,084         100,000          81,366          81,366         100,412
 Age 70.....    67,239           73,279          73,279         100,000         135,181         135,181         158,925
Age 115.....   723,030        4,349,313       4,349,313       4,534,467      10,278,657      10,278,657      10,729,559


------------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.


The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or partial withdrawals have been made. Excessive Policy Loans or partial withdrawals may cause this Policy to lapse.



THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.17% ON A GUARANTEED BASIS AND 10.32% ON A CURRENT BASIS, RESPECTIVELY. THE DEATH BENEFIT AND ACCUMULATED VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

        OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

    Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

        OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50).

ATTAINED AGE             SPECIFIED AMOUNT FACTOR
40 or younger                     2.50
41                                2.43
42                                2.36
43                                2.29
44                                2.22
45                                2.15
46                                2.09
47                                2.03
48                                1.97
49                                1.91
50                                1.85
51                                1.78
52                                1.71
53                                1.64
54                                1.57
55                                1.50
56                                1.46
57                                1.42
58                                1.38
59                                1.34
60                                1.30
61                                1.28
62                                1.26
63                                1.24
64                                1.22
65                                1.20
66                                1.19
67                                1.18
68                                1.17
69                                1.16
70                                1.15
71                                1.13
72                                1.11
73                                1.09
74                                1.07
75 to 90                          1.05
91                                1.04
92                                1.03
93                                1.02
94 to 114                         1.01
115                               1.00

--------------------------------------------------------------------------------

APPENDIX C
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as policy years increase.
                    Male, Non-Tobacco

                                                       POLICY YEAR
ISSUE AGE      1             2             3             4             5             6             7+
---------      --------      --------      --------      --------      --------      --------      --------
       10          3.30          2.75          2.20          1.65          1.10          0.55          0.00
       20          4.48          3.73          2.98          2.24          1.49          0.65          0.00
       30          6.29          5.24          4.19          3.14          1.97          0.80          0.00
       40          9.65          8.04          6.43          4.74          2.64          1.08          0.00
       50         15.44         12.87         10.30          6.86          3.81          1.55          0.00
       60         33.71         24.44         16.79         10.64          5.87          2.36          0.00
       70         34.49         24.52         16.50         10.23          5.51          2.16          0.00
       80         34.49         23.18         14.70          8.56          4.32          1.58          0.00

                                    Male, Tobacco

                                                       POLICY YEAR
ISSUE AGE      1             2             3             4             5             6             7+
---------      --------      --------      --------      --------      --------      --------      --------
       10           N/A           N/A           N/A           N/A           N/A           N/A           N/A
       20          7.20          6.00          4.80          3.27          1.82          0.74          0.00
       30         10.49          8.74          6.54          4.19          2.33          0.95          0.00
       40         16.64         13.17          9.12          5.83          3.24          1.32          0.00
       50         26.80         19.59         13.50          8.59          4.75          1.92          0.00
       60         34.49         24.80         16.90         10.62          5.80          2.31          0.00
       70         34.49         24.14         15.99          9.75          5.17          1.99          0.00
       80         34.49         22.65         14.05          8.00          3.96          1.42          0.00

                                    Female, Non-Tobacco

                                                       POLICY YEAR
ISSUE AGE      1             2             3             4             5             6             7+
---------      --------      --------      --------      --------      --------      --------      --------
       10          3.18          2.65          2.12          1.59          1.06          0.52          0.00
       20          3.40          2.83          2.26          1.70          1.13          0.57          0.00
       30          4.82          4.02          3.22          2.41          1.61          0.74          0.00
       40          7.19          5.99          4.79          3.59          2.37          0.96          0.00
       50         10.78          8.98          7.18          5.39          3.29          1.33          0.00
       60         26.16         20.13         13.89          8.84          4.90          1.98          0.00
       70         34.49         24.81         16.90         10.61          5.80          2.31          0.00
       80         34.49         23.76         15.45          9.23          4.78          1.80          0.00

                                    Female, Tobacco

                                                       POLICY YEAR
ISSUE AGE      1             2             3             4             5             6             7+
---------      --------      --------      --------      --------      --------      --------      --------
       10           N/A           N/A           N/A           N/A           N/A           N/A           N/A
       20          4.66          3.88          3.10          2.33          1.55          0.65          0.00
       30          6.84          5.70          4.56          3.42          1.99          0.81          0.00
       40         10.40          8.67          6.94          4.77          2.66          1.08          0.00
       50         15.49         12.91         10.33          6.66          3.70          1.50          0.00
       60         31.09         22.52         15.49          9.83          5.43          2.19          0.00
       70         34.49         24.68         16.72         10.45          5.67          2.24          0.00
       80         34.49         23.55         15.19          9.00          4.62          1.72          0.00

                                    Unisex, Non-Tobacco

                                                       POLICY YEAR
ISSUE AGE      1             2             3             4             5             6             7+
---------      --------      --------      --------      --------      --------      --------      --------
       10          3.30          2.75          2.20          1.65          1.10          0.54          0.00
       20          4.26          3.55          2.84          2.13          1.42          0.64          0.00
       30          5.99          4.99          3.99          2.99          1.94          0.79          0.00
       40          9.14          7.62          6.10          4.57          2.59          1.05          0.00
       50         14.50         12.08          9.66          6.66          9.70          1.50          0.00
       60         32.38         23.49         16.15         10.25          5.66          2.28          0.00
       70         34.49         24.59         16.59         10.32          5.58          2.20          0.00
       80         34.49         23.34         14.90          8.75          4.45          1.64          0.00

                                    Unisex, Tobacco

                                                       POLICY YEAR
ISSUE AGE      1             2             3             4             5             6             7+
---------      --------      --------      --------      --------      --------      --------      --------
       10           N/A           N/A           N/A           N/A           N/A           N/A           N/A
       20          6.68          5.57          4.46          3.18          1.78          0.72          0.00
       30          9.76          8.13          6.34          4.06          2.26          0.92          0.00
       40         15.36         12.66          8.77          5.60          3.12          1.27          0.00
       50         24.41         18.59         12.82          8.16          4.52          1.83          0.00
       60         34.49         24.65         16.97         10.69          5.86          2.34          0.00
       70         34.49         24.28         16.18          9.94          5.30          2.06          0.00
       80         34.49         22.98         14.46          8.36          4.20          1.53          0.00

                                    PART II
                          UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.
                              RULE 484 UNDERTAKING
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
                REPRESENTATIONS PURSUANT TO SECTION 26(f)(2)(A)
The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT
This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


The Prospectus consisting of 126 pages.


The undertaking to file reports.

The undertaking pursuant to Rule 484.


Representations pursuant to Section 26(f)(2)(A).


The signatures.

Written consents of the following persons:

 Stephen M. Morain, Esquire.
 Messrs. Sutherland, Asbill & Brennan LLP
 Ernst & Young LLP, Independent Auditors.
Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.

The following exhibits:


     1.A.  1.     Certified Resolution of the Board of
                    Directors of the Company establishing
                    the Variable Account. (1)
           2.     None.
           3.     (a) Underwriting Agreement. (3)
                  (b) Form of Sales Agreement. (1)
                  (c) Form of Wholesaling Agreement. (1)
                  (d) Paying Agent Agreement. (3)
           4.     None.
           5.     (a) Policy Form. (1)
                  (b) Application Form. (1)
                  (c) Death Benefit Guarantee Rider (2)
           6.     (a) Articles of Incorporation of the
                    Company. (1)
                  (b) By-Laws of the Company. (1)
           7.     None.
           8.     None.
           9.     (a) Participation Agreement relating to
                    EquiTrust Variable Insurance Series
                    Fund. (1)
                  (a)(1) Amended Schedule to Participation
                    Agreement. (4)
                  (b) Participation Agreement relating to
                    Dreyfus Variable Investment Fund. (1)
                  (b)(1) Form of Amended Schedule to
                    Participation Agreement. (4)
                  (c) Participation Agreement relating to
                    T. Rowe Price Equity Series, Inc. and
                    T. Rowe Price International Series,
                    Inc. (1)
                  (d) Form of Participation Agreement
                    relating to American Century
                    Funds. (4)
                  (e) Participation Agreement relating to
                    Fidelity Variable Insurance Products
                    Funds. (4)
                  (f) Participation Agreement relating to
                    Franklin Templeton Funds. (4)
                  (g) Participation Agreement relating to
                    JP Morgan Series Trust II. (4)
                  (h) Participation Agreement relating to
                    Summit Pinnacle Series. (4)
           10.    Form of Application (see Exhibit
                    1.A.(5)(c) above.)
     2.    * Opinion and Consent of Stephen M. Morain,
             Esquire.
     3.    Financial Statement Schedules. (3)
     4.    Not applicable.
     5.    Not applicable.
     6.    * Opinion and Consent of Christopher G.
             Daniels, FSA, MAAA, Life Product Development
             and
             Pricing Vice President.
     7.    *(a) Consent of Ernst & Young LLP.
           (b) Consent of Messrs. Sutherland Asbill &
             Brennan LLP.(3)
     8.    Memorandum describing the Company's conversion
             procedure (included in Exhibit 9
             hereto). (1)

     9. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy. (1)
     10.   Powers of Attorney. (1)

------------------------

*   Attached as an exhibit.

(1) Incorporated herein by reference to the initial filing of this Registration Statement (File No. 333-62221) on August 25, 1998.

(2) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Form S-6 (File No. 333-62221) filed with the Securities and Exchange Commission on February 26, 2001.


(3) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Form S-6 (File No. 333-62221) filed with the Securities and Exchange Commission on April 26, 2001.



(4) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 (File No. 333-45813) filed with the Securities and Exchange Commission on September 28, 2001.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, EquiTrust Life Variable Account II, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 20th day of September, 2001.


                                          EquiTrust Life Insurance Company
                                          EquiTrust Life Variable Account II

                                          By:      /s/ EDWARD M. WIEDERSTEIN
                                             -----------------------------------
                                                    Edward M. Wiederstein
                                                         PRESIDENT
                                              EquiTrust Life Insurance Company

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


             SIGNATURE                         TITLE                    DATE
             ---------                         -----                    ----
     /s/ EDWARD M. WIEDERSTEIN       President and Director
-----------------------------------   [Principal Executive       September 20, 2001
       Edward M. Wiederstein          Officer]

                                     Senior Vice President,
        /s/ JERRY C. DOWNIN           Secretary-Treasurer and
-----------------------------------   Director [Principal        September 20, 2001
          Jerry C. Downin             Financial Officer]

        /s/ JAMES W. NOYCE           Chief Financial Officer
-----------------------------------   and Director [Principal    September 20, 2001
          James W. Noyce              Accounting Officer]

-----------------------------------  Chief Executive Officer     September 20, 2001
         William J. Oddy*             and Director

-----------------------------------  Executive Vice President    September 20, 2001
         JoAnn Rumelhart*             and Director

-----------------------------------  Chief Administrative        September 20, 2001
        Timothy J. Hoffman*           Officer and Director

                                     Senior Vice President,
-----------------------------------   General Counsel and        September 20, 2001
        Stephen M. Morain*            Director

    *By: /s/ STEPHEN M. MORAIN
-----------------------------------
         Stephen M. Morain
         ATTORNEY-IN-FACT,
   pursuant to Power of Attorney